Filed pursuant to Rule 497(b)
Registration File No. 333-31247

PROSPECTUS DATED FEBRUARY 24, 2012

SPDR® DOW JONES INDUSTRIAL AVERAGEsm ETF TRUST
(“SPDR DJIA TRUST”)

(formerly known as “DIAMONDS® Trust, Series 1”)
(A Unit Investment Trust constituted outside Singapore and organised in the United States)

PROSPECTUS ISSUED PURSUANT TO
DIVISION 2 OF PART XIII OF THE SECURITIES
AND FUTURES ACT, CHAPTER 289 OF SINGAPORE

This Prospectus incorporates the US Prospectus dated February 22, 2012 issued by the SPDR DJIA Trust, attached hereto

The collective investment scheme offered in this Prospectus is a recognised scheme under the Securities and Futures Act, Chapter 289 of Singapore (the “Act”). A copy of this Prospectus has been lodged with and registered by the Monetary Authority of Singapore (the “Authority”). The Authority assumes no responsibility for the contents of the Prospectus. Registration of the Prospectus by the Authority does not imply that the Act or any other legal or regulatory requirements have been complied with. The Authority has not, in any way, considered the investment merits of the collective investment scheme. The date of registration of this Prospectus with the Authority is February 24, 2012. This Prospectus will expire on February 24, 2013 (12 months after the date of registration).

The SPDR DJIA Trust has been admitted to the Official List of the Singapore Exchange Securities Trading Limited (“SGX-ST”), and permission has been granted by the SGX-ST to deal in and for quotation on the SGX-ST Mainboard of all the units in the SPDR DJIA Trust (“Units”) already issued as well as those Units which may be issued from time to time. The SGX-ST assumes no responsibility for the correctness of any of the statements made or opinions expressed in this Prospectus and admission to the Official List of the SGX-ST is not to be taken as an indication of the merits of the SPDR DJIA Trust or the Units.

IMPORTANT: If you are in doubt about the contents of this Prospectus, you should consult your stockbroker, bank manager, solicitor, accountant or other financial adviser.

SPDR® DOW JONES INDUSTRIAL AVERAGEsm ETF TRUST

(“SPDR DJIA Trust”)

PROSPECTUS

“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for use for certain purposes by State Street Global Markets, LLC pursuant to a “License Agreement” with Dow Jones and have been sublicensed for use for certain purposes to the Trust, PDR Services LLC and NYSE Arca, Inc. pursuant to separate “Sublicenses”. SPDR DJIA Trust is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

“SPDR®” is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”), an affiliate of The McGraw-Hill Companies, Inc., and has been licensed for use by State Street Corporation. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/shares in such products.

SPDR® DOW JONES INDUSTRIAL AVERAGEsm ETF TRUST

This Prospectus, relating to the SPDR® Dow Jones Industrial Averagesm ETF Trust (“SPDR DJIA Trust” or “Trust”), which is issued pursuant to Division 2 of Part XIII of the Securities and Futures Act, Chapter 289 of Singapore has been lodged with and registered by the Monetary Authority of Singapore who assumes no responsibility for its contents.

This Prospectus incorporates the attached US prospectus, dated February 22, 2012 issued by the Trust (“US Prospectus”). Terms defined in the US Prospectus shall have the same meaning when used in this Prospectus.

The Trust is a unit investment trust organised in the United States (“US”), and is a single fund that issues securities called “Trust Units” or “Units”, which represent an undivided ownership interest in the portfolio of stocks held by the Trust. The Trust intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the Dow Jones Industrial Average (“DJIA”). The Trust’s Portfolio consists of substantially all of the component common stocks which comprise the DJIA and are weighted in accordance with the terms of the Trust Agreement (defined below).

The top ten constituents (by weight) of the Trust as of 26 January 2012 are set out below:

No.	Name	Weighting
1.	International Business Machines Corp.	11.35%
2.	Caterpillar, Inc.	6.62%
3.	Chevron Corp.	6.33%
4.	McDonalds Corp.	5.89%
5.	Exxon Mobil Corp.	5.20%
6.	3M Co.	5.13%
7.	United Technologies Corp.	4.60%
8.	Boeing Co.	4.48%
9.	Coca Cola Co.	4.04%
10.	Johnson & Johnson	3.90%

For additional details regarding the Trust’s Portfolio, please consult pages 41 to 45 in the US Prospectus attached hereto. All Units are denominated in US dollars.

PDR Services LLC (“Sponsor” or “PDR”), the sponsor of the Trust, accepts full responsibility for the accuracy of information contained in this Prospectus, other than that given in the US Prospectus under the heading “Report of Independent Registered Public Accounting Firm”, and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief, the facts stated and the opinions expressed in this

Prospectus are fair and accurate in all material respects as at the date of this Prospectus and there are no other facts the omission of which would make any statement in this Prospectus misleading.

The Trust is governed by an amended trust agreement (“Trust Agreement”) between State Street Bank and Trust Company (“Trustee”), the trustee of the Trust, and the Sponsor dated as of January 1, 1998 and effective as of January 13, 1998, as amended by an amendment dated as of November 1, 2004; by an amendment dated February 14, 2008; by an amendment dated as of October 24, 2008; and by an amendment dated as of December 22, 2009 and effective as of February 26, 2010. Terms defined in the Trust Agreement shall have the same meaning when used in this Prospectus.

Copies of the Trust Agreement are available for inspection, free of charge, at the offices of State Street Bank and Trust Company at One Lincoln Street, Boston, Massachusetts, US 02111 during normal US business hours, or State Street Global Advisors Singapore Limited1, at 168 Robinson Road, #33-01, Capital Tower, Singapore 068912 during normal Singapore business hours.

Investors should seek professional advice to ascertain (a) the possible tax consequences, (b) the legal requirements and (c) any foreign exchange restrictions or exchange control requirements which they may encounter under the laws of the countries of their citizenship, residence or domicile and which may be relevant to the subscription, holding or disposal of Units.

Investors in the Trust are advised to carefully consider the risk factors set out under the heading “RISK FACTORS” on pages 11 to 14 of the US Prospectus, and to refer to pages S-15 to S-19 of this Prospectus for a discussion of the US and Singapore tax consequences of an investment in Units.

ENQUIRIES

All enquiries about the Trust or requests for additional copies of this Prospectus should be directed to an investor’s local broker.

IMPORTANT:	READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

1  State Street Global Advisors Singapore Limited will hold copies of the Trust Agreement for inspection by investors; however, it is not in any way acting as an agent for or acting as the Trustee.

CORPORATE INFORMATION

Sponsor to the Trust:	PDR Services LLC c/o NYSE Euronext 11 Wall Street New York, New York US 10005

Legal advisers to the Sponsor as to US law:	Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York US 10017

Legal advisers to the Sponsor as to Singapore law:	Stamford Law Corporation 10 Collyer Quay #27-00 Ocean Financial Centre Singapore 049315 Singapore

Trustee:	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts US 02111

Legal advisers to the Trustee as to Singapore law:	Allen & Gledhill LLP One Marina Boulevard, #28-00 Singapore 018989 Singapore

Auditors:	PricewaterhouseCoopers LLP 125 High Street Boston, Massachusetts US 02110

US Distributor of Creation Units:	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado US 80203

TRADING AND SETTLEMENT

Trust Units are listed for trading on the Singapore Exchange Securities Trading Limited (“SGX-ST”) where they may be bought and sold in the secondary market at any time during the trading day. Market prices for Units traded on the SGX-ST are available on the SGX-ST website http://www.sgx.com/wps/portal/sgxweb/home/marketinfo/securities/etfs. Units may also be purchased by Authorized Participants directly from the Trust in the US by placing orders with the US Distributor, as facilitated through the Trustee, in a minimum unit, called a “Creation Unit”, of 50,000 Units or multiples thereof. Creation Units may also be redeemed through a tender to the Trustee in the US. All Creation Unit purchases and redemptions are made “in kind” only in the US, that is, through the delivery or receipt of a specified portfolio of securities. Such purchases and redemptions can be made only in the US at the then-current valuation as described herein on pages S-6 to S-8 and page S-11 under the heading “Redemption”. For additional details on trading and settlement, please consult pages 3 to 6 and 32 to 41 in the US Prospectus attached hereto.

The primary trading market for Units is in the US, where Units are listed on NYSE Arca, Inc. (“NYSE Arca”). Investors should note that trading in Units may be halted under certain circumstances. Please refer to page 51 to 52 in the US Prospectus for more details.

As with other securities, investors will pay negotiated brokerage commissions and typical Singapore clearing fees and applicable taxes. In addition, cash dividends to be distributed to investors in Singapore will be net of expenses incurred by CDP (defined below), and where such expenses equal or exceed the amount of the dividends, the investors will not receive any distributions. Brokerage commissions may be subject to Goods and Services Tax (“GST”) at the prevailing standard rate of seven percent (7%). There will be a Singapore clearing fee, which is currently at the rate of 0.04% of the transacted value (up to a maximum of SGD600 per transaction or its equivalent in foreign currencies). Clearing fees may be subject to GST in Singapore at the prevailing standard rate of seven percent (7%). Units are traded in US dollars on the SGX-ST in 10 unit round lots.

The term “market day” as used in this Prospectus means a business day in which transactions in Units can be executed and settled. Trading of Units on the SGX-ST may be halted if the Trust fails to comply with continuing listing requirements and advertising guidelines of the SGX-ST.

With respect to holders of Units in Singapore, the trading and settlement process, the system through which they receive distributions or the manner in which information may be made available, among other aspects, may differ from the information set forth in the US Prospectus. Holders of Units in Singapore should read this Prospectus carefully and all enquiries in relation hereto should be directed to their local brokers.

1.	General

Units are issued by the Trust in the form of scripless securities which are eligible “book-entry-only” securities of The Depository Trust Company (“DTC”). As “book- entry-only” securities, Units are represented as global securities on the DTC system and are registered in the name of Cede & Co. as nominee for DTC and deposited with, or on behalf of, DTC.

The Central Depository (Pte) Limited (“CDP”) maintains an account—Account No. 5700 (“DTC Account”)—with DTC. CDP may receive Units from or deliver Units to accounts maintained by member participants in DTC (“DTC Participants”).

Settlement of dealings through the CDP system may be effected only by Depository Agents of CDP or holders of Units who have their own direct securities accounts with CDP. Investors may open a direct securities account with CDP or a securities sub-account with any Depository Agent to hold their Units in CDP. The term “Depository Agent” shall have the same meaning as that ascribed to it in section 130A of the Companies Act, Chapter 50 of Singapore.

Through the delivery mechanisms discussed below, it is possible for investors to purchase Units in Singapore and sell them in the US and vice versa. Although both CDP and DTC, within their own respective market settlements, provide for Delivery Versus Payment and Free-of-Payment transfers of securities, all of the linked transfers between the two depositories are effected only on a Free-of-Payment basis (i.e., there is no related cash movement to parallel the securities movement. Any related cash transfers may only be effected outside DTC and CDP directly between the buyer and seller through their own arrangements). Investors should be aware that Singapore time is generally 12 hours ahead of Eastern Daylight Saving Time (13 hours Eastern Standard time) in New York, and that NYSE Arca and the SGX-ST are not open at the same time. Because of this time difference between the Singapore and US markets, trading in Units between the two markets cannot occur simultaneously.

All dealings in, and transactions of, Units in Singapore must be effected for settlement through the computerised book-entry (scripless) settlement system in the CDP. Investors should ensure that Units sold on the SGX-ST are available for settlement in their CDP account no later than the third market day following the transaction date.

Investors’ holdings of Units in their CDP account will be credited or debited for settlement on the third market day following the transaction date, i.e., T+3, T being the transaction date. If Units are not in an investor’s CDP account for settlement by 12 noon on T+3, the investor will be subject to the buy-in cycle on that afternoon.

In the absence of unforeseen circumstances, the delivery of Units into and out of CDP will take a minimum of one market day after the duly completed documentation has been submitted to CDP for processing, assuming that the investor has given proper instructions to his or her DTC Participant. Instructions and forms received by CDP after 1 p.m. Singapore time on a given market day will be treated as being received on the next market day and, as such, will be processed on the next market day.

2.	Delivery of Units to CDP for Trading on the SGX-ST

Investors who hold Units in DTC’s system in the US and wish to trade them on the SGX-ST can direct delivery of the Units to CDP; this book-entry transfer to CDP’s DTC Account may be effected only on a Free-of-Payment basis, and is subject to special procedures that will help to identify the relevant CDP Depository Agent. Investors may deliver their Units by informing their Singapore broker or Depository Agent to submit delivery instructions to CDP, together with the applicable CDP delivery fee and GST, no later than 1 p.m. Singapore time on the specified delivery date. Investors must concurrently instruct their DTC Participant to deliver such Units into the DTC Account on the delivery date. Upon notification that its DTC Account has been credited, CDP will accordingly credit Units to the investor’s account.

Investors should ensure that their Units are delivered into their securities account with CDP in time for settlement. In the event an investor cannot deliver the Units for settlement pursuant to the trade, the CDP may buy-in against him or her.

3.	Delivery of Units out of CDP for Trading on NYSE Arca

Investors who hold Units with CDP and wish to trade on NYSE Arca must arrange to deliver the Units into their accounts with their DTC Participant for settlement of any such trade, which will occur on the third market day following the transaction date. For such delivery, investors must submit a duly completed CDP delivery form together with the applicable CDP delivery fee and GST through their Singapore broker or Depository Agent, no later than 1 p.m. Singapore time on the third market day following the specified delivery date in the US. Investors must concurrently instruct their DTC Participant to expect receipt of the relevant number of Units from the DTC Account. Upon receipt of the duly completed CDP delivery form, CDP will debit the investor’s securities account for the relevant number of Units and then instruct DTC to deliver the Units to the DTC Participant account as specified by the investor.

EXCHANGE RATES AND RISKS

Units traded on the SGX-ST are denominated and traded in US dollars. Units may only be created or redeemed in US dollars at the then-current value calculated in US dollars in the manner set out in the US Prospectus. Similarly, the Trust holds only Portfolio Securities that are denominated in US dollars and the distributions which may be made by the Trustee are in US dollars.

The Trust has no ability to manage its investments to hedge against fluctuations in exchange rates between the US dollar and the Singapore dollar. To the extent a Singapore investor wishes to convert such US dollar holdings or distributions to Singapore dollars, fluctuations in the exchange rate between the Singapore dollar and the US dollar may affect the value of the proceeds following a currency conversion.

GENERAL AND STATUTORY INFORMATION

1.	Appointment of Auditors

The Trust Agreement provides that the accounts of the Trust shall be audited, as required by US law, by independent registered public accountants designated from time to time by the Trustee.

2.	Duties and Obligations of the Trustee

The key duties and obligations imposed on the Trustee under the Trust Agreement are summarized as follows:

(i) the Trustee will accept on behalf of the Trust deposits of Portfolio Deposits and be authorized to effect registration or transfer of the Portfolio Securities in its name or the name of its nominee or the nominee of its agent;

(ii) the Trustee must hold money received pursuant to the Trust Agreement as a deposit for the account of the Trust;

(iii) the Trustee shall not be liable for the disposition of money or securities or evaluation performed under the Trust Agreement except by reason of its own gross negligence, bad faith, wilful misconduct, wilful malfeasance or reckless disregard of its duties and obligations under the Trust Agreement;

(iv) the Trustee is not obligated to appear in, prosecute or defend any action if it is of the opinion that it may involve it in expense or liability unless it is furnished with reasonable security and indemnity against such expense or liability; if reasonable indemnity is provided, the Trustee shall, in its discretion, undertake such action as it may deem necessary to protect the Trust and the rights and interest of all beneficial owners;

(v) the Trustee must provide to brokers/underwriters accounts of the Trust audited by the auditors of the Trust, and the brokers/underwriters will deliver such accounts to beneficial owners;

(vi) in performing its functions under the Trust Agreement the Trustee will not be held liable except by reason of its own gross negligence, bad faith, wilful misconduct or wilful malfeasance for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred on it or reckless disregard of its duties and obligations;

(vii) the Trustee must ensure that no payment made to the Sponsor is for expenses of the Trust, except for payments not in excess of amounts and for purposes prescribed by the US Securities and Exchange Commission and authorized by the Trust Agreement;

(viii) the Trustee must keep proper books of record and account of all transactions under the Trust Agreement, including the creation and redemption of Creation Units, at its offices, and keep such books open for inspection by any beneficial owner at all reasonable times during usual business hours;

(ix) the Trustee must make, or cause to be made, such reports and file such documents as are required by the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and US state or federal tax laws and regulations;

(x) the Trustee must keep a certified copy of the Trust Agreement, together with the Indenture for each Trust Series then in effect and a current list of Portfolio Securities therein, on file at its office and make the same available for inspection; and

(xi) the Trustee must charge and direct from the assets of the Trust all expenses and disbursements incurred under the Trust Agreement, or shall reimburse itself from the assets of the Trust or the sale of securities in the Trust for any advances made out of its own funds for such expenses and disbursements.

3.	Contracts

A holder of a Unit is not required, obliged or entitled in connection with the Trust to enter into any contract with any person or corporation whether by way of lease or otherwise.

4.	Vesting of Assets in the Trust

The Trustee has legal title to all securities and other property in which funds of the Trust are invested, all funds held for such investment, all equalisation, redemption, and other special funds of the Trust, and all income upon accretions to, and proceeds of such property and funds, and the Trustee is required to segregate and hold the same in trust until distribution thereof to the holders of the Units.

5.	Redemption

The Trust is not administered by a management company, and there is no obligation on the Sponsor or the Trustee to redeem any Units. As described on pages 38 to 41 in the US Prospectus, it is the Trust itself that is obligated to effect the redemption (although it is the Trustee acting as agent for the Trust that will actually effect the redemption).

Only Units in Creation Units may be redeemed at their then-current valuation, which is calculated on the Business Day on which the redemption order is properly received, as of the Evaluation Time, which is the closing time of the regular trading session on the New York Stock Exchange, LLC. Please refer to pages 1, 38 to 41 and 65 of the US Prospectus for a further description of this process.

Investors owning Units in an amount less than a whole Creation Unit (i.e., less than 50,000 Units) or multiples thereof, are not permitted to tender their Units to the Trustee for redemption. Such investors can only dispose of their Units by selling them on the secondary market at any time during the trading day at market prices.

6.	Transfer of Units

As described on pages S-6 to S-7 of this Prospectus, Cede & Co., as nominee for DTC, will be the registered owner of all outstanding Units on the DTC system. Beneficial ownership of Units will be shown on the records of DTC or its participants. Beneficial ownership records for holders of Units in Singapore will be maintained at CDP.

No certificates will be issued in respect of Units. Transfers of Units between investors will normally occur through the trading mechanism of the SGX-ST or NYSE Arca as described on pages S-6 to S-8 in this Prospectus and pages 35 to 38 in the US Prospectus.

7.	Meetings of Holders of Units; Voting; Distribution of Annual Reports

The Trust is not required by law to convene meetings of beneficial owners of the Units.

The Sponsor, the Trustee and CDP have entered into a Depository Agreement dated May 18, 2001, as supplemented by a supplemental depository agreement dated May 22, 2009 (“CDP Depository Agreement”), pursuant to which CDP has agreed to act as the depository for Units in Singapore. CDP’s duties under the CDP Depository Agreement include, among other things: (i) acting as a bare trustee on behalf of individuals who hold securities accounts with CDP and Depository Agents authorized to maintain sub-accounts with CDP in respect of Units, (ii) distributing to CDP account holders and Depository Agents any applicable payments or cash distributions in respect of Units, and (iii) providing the list of its Depository Agents and holders of Units who have their own direct securities accounts with CDP, if so requested by the Sponsor or the Trustee.

The Trustee arranges for the annual report of the Trust to be mailed to all holders of Units, including the holders of Units in Singapore, no later than the 60th day after the end of the Trust’s fiscal year. The most recent semi-annual report of the Trust may be found on the website https://www.spdrs.com/product/fund.seam?ticker=DIA.

The Sponsor or the Trustee will ensure that in the event that it is necessary to collect and collate any consents or votes of, or distribute notices, statements, reports, prospectuses, consent instructions, consent forms or other written communications to the holders of Units in Singapore, the relevant materials will be mailed to the holders of Units in Singapore.

8.	Declaration

It is hereby declared that no Units shall be created or issued pursuant to this Prospectus later than 12 months, or such other period as may be prescribed by the law for the time being in force, after the date of this Prospectus.

9.	Allotment of Units

A Distribution Agreement was entered into as of November 1, 2011, between (1) the Sponsor, (2) the Trust and (3) ALPS Distributors, Inc. (“ALPS”), the US Distributor, pursuant to which the Trust and the Sponsor retained ALPS to:

(i) act as the exclusive distributor for the creation and distribution of Units in aggregations of 50,000 Units;

(ii) hold itself available to receive and process orders for Creation Units of Units; and

(iii) enter into arrangements with dealers.

It is the duty of the Trust and the Sponsor to create the aggregations of 50,000 Units and to request DTC to record on its books the ownership of such Units in such amounts as ALPS has requested, as promptly as practicable after receipt by the Trustee of the requisite portfolio of securities and any applicable cash component from the creator of the Creation Units or other entities having a Participant Agreement with the Trustee. Participant Agreements must be entered into between the Trustee and all other persons who are creating Creation Units.

10.	Borrowing Powers

There are no borrowing powers conveyed in the Trust Agreement.

11.	Sponsor and Trustee

Sponsor

PDR was originally organised as a corporation under Delaware US law, and was subsequently converted into a limited liability company in Delaware on April 6, 1998. On October 1, 2008, NYSE Euronext acquired the American Stock Exchange LLC (“Amex”) and all of its subsidiaries, including PDR, which is the Sponsor for the Trust. PDR was formed to act as sponsor for Amex’s exchange traded funds and other unit investment trusts. PDR will remain the Sponsor of the Trust until it is removed, it is replaced by a successor, it resigns or the Trust Agreement is terminated. Currently, the Sponsor is not permitted to receive remuneration for the services it renders as Sponsor.

Trustee

State Street Bank and Trust Company is a bank and trust company organised under the laws of the Commonwealth of Massachusetts, US, which traces its beginnings to the founding of the Union Bank. The Trustee’s current charter was authorized by a special act of the Massachusetts Legislature in 1891, and its present name was adopted in 1960. The Trustee is a wholly owned subsidiary of State Street Corporation, a financial holding company. The Trustee will remain the Trustee of the Trust until it is removed, it resigns or the Trust Agreement is terminated. The remuneration received by the Trustee in its capacity as Trustee of the Trust is described in the US Prospectus and reflected in the financial statements contained therein. Absent gross negligence, bad faith, wilful misconduct or wilful malfeasance on its part or reckless disregard of its duties and obligations under the Trust Agreement, the Trustee shall be indemnified from the Trust and held harmless against any loss, liability or expense incurred arising out of or in connection with the acceptance or administration of the Trust and any action taken in accordance with the provisions of the Trust Agreement.

12.	Exercise of Voting Rights on Underlying Securities

The Trustee (rather than the beneficial owners of Units) has the right to vote all of the voting stocks in the Trust, as Trustee. It must vote the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer to the extent permissible and, if not permitted, abstain from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters. There are no restrictions on the Trustee’s right to vote securities or Units when such securities or Units are owned by the Trustee in its individual capacity.

13.	Adjustments to Securities Held by the Trust

The Trust’s Portfolio Securities are not managed and the Trustee adjusts such securities from time to time to maintain the correspondence between the composition and weightings of the securities held by the Trust and the DJIA.

14.	Use of Financial Derivatives

The Trustee may not use or invest in financial derivatives on behalf of the Trust.

15.	Securities Lending and Repurchase Transactions

The Trustee may not engage in any securities lending transactions or repurchase transactions on behalf of the Trust.

16.	Distributions to Beneficial Owners

The Trustee receives all dividends and other cash distributed with respect to the underlying securities in the Trust (including monies realized by the Trustee from the sale of securities, options, warrants or other similar rights received on such securities), and distributes them (less fees, expenses and any applicable taxes) through DTC and the DTC Participants to the beneficial owners of the Units. A description of the distribution process is contained on pages 65 to 67 of the US Prospectus. These distribution arrangements will be the same for holders of Units in Singapore, who will receive their entitlements through CDP. Cash dividends distributed to investors in Singapore will be net of expenses incurred by CDP. Where such expenses equal or exceed the amount of the dividend, investors will not receive any dividend.

17.	Consents

PricewaterhouseCoopers LLP, as the auditor of the Trust, has given and has not withdrawn its written consent to the issue of this Prospectus with the inclusion herein of, and reference to, as the case may be, (i) its name and (ii) its report, in the form and context in which it is referred to in this Prospectus. The report referred to in this Prospectus was not prepared by PricewaterhouseCoopers LLP for the purpose of inclusion in this Prospectus.

Davis Polk & Wardwell LLP (as legal advisers to the Sponsor as to US law) has given and has not withdrawn its written consent to the inclusion in this Prospectus or references to its name in the form and context which it appears in this Prospectus.

18.	Important Tax Information

A.	CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a description of the material US federal income tax consequences of the beneficial ownership of Units by a person that is, for US federal income tax purposes, a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate (a “Non-US Holder”). The discussion below does not apply to a Non-US Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year or is an expatriate. Such Non-US Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The discussion below provides general tax information relating to a Non-US Holder’s investment in Units, but it does not purport to be a comprehensive description of all the US federal income tax considerations that may be relevant to a particular Non-US Holder’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of a Non-US Holder’s particular circumstances or tax consequences applicable to Non-US Holders subject to special rules, such as a nonresident alien individual who is a former citizen or resident of the United States; an expatriated entity; a controlled foreign corporation; a passive foreign investment company; or a corporation that accumulates earnings to avoid US federal income tax.

If an entity that is classified as a partnership for US federal income tax purposes holds Units, the US federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular US federal income tax consequences of holding and disposing of the Units.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the US federal income tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

If the income that a Non-US Holder derives from the Trust is not “effectively connected” with a trade or business conducted by such Non-US Holder in the United States, distributions of “investment company taxable income” (as described in the US Prospectus) to such Non-US Holder will generally be subject to US federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). There is currently no income tax treaty between the US and Singapore. Provided that certain requirements are satisfied, however, this withholding tax will not be imposed on dividends paid by the Trust in its taxable years beginning before January 1, 2012 to the extent that the underlying income out of which the dividends are paid consists of US-source interest income or short-term capital gains that would not have been subject to US withholding tax if received directly by the Non-US Holder (“interest-related dividends” and “short-term capital gain dividends”, respectively). It is unclear whether any legislation will be enacted that would extend this exemption from withholding to the Trust’s taxable years beginning on or after January 1, 2012.

A Non-US Holder whose income from the Trust is not “effectively connected” with a US trade or business will generally be exempt from US federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed net capital gain, as described in the US Prospectus. In addition, such a Non-US

Holder will generally be exempt from US federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a US trade or business carried on by a Non-US Holder, any distributions of “investment company taxable income”, any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to US federal income tax on a net income basis at the rates applicable to Unitholders who are US persons for US federal income tax purposes. For more information, see “Federal Income Taxes—Tax Consequences to U.S. Holders” in the US Prospectus. If the Non-US Holder is a corporation, it may also be subject to the US branch profits tax.

Information returns will be filed with the US Internal Revenue Service (the “IRS”) in connection with certain payments on the Units. A Non-US Holder may be subject to backup withholding on certain distributions in respect of the Units or on proceeds from a sale or other disposition of Units if such Non-US Holder does not certify its non-US status under penalties of perjury or otherwise establish an exemption. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-US Holder’s US federal income tax liability, if any, and may entitle the Non-US Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Under Sections 1471 through 1474 of the Code (“FATCA”), a 30% withholding tax will be imposed on payments of US-source dividends and the gross proceeds of dispositions of property that can produce US-source dividends that are made to certain foreign entities (including financial intermediaries), unless the relevant foreign entity satisfies various US information reporting and due diligence requirements and provides certain certifications and other information (generally relating to ownership by US persons of interests in, or accounts with, those entities). The withholding agent will be required to report certain of the information to the IRS. This legislation will apply to payments of dividends made after December 31, 2013 and payments of gross proceeds made after December 31, 2014. A Non-U.S. Holder may be able to obtain a refund of the FATCA tax, provided that it files a tax return with the IRS and complies with other procedural requirements. Non-US Holders should consult their tax advisors regarding the possible implications of this legislation on their investment in Units.

In order to qualify for the exemption from US withholding on “interest-related dividends”, to qualify for an exemption from US backup withholding and to qualify for a reduced rate of US withholding tax on Trust distributions pursuant to an income tax treaty, a Non-US Holder must generally deliver to the Trust a properly executed IRS form (generally, Form W-8BEN). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gains, any withholding taxes or any backup withholding, a Non-US Holder must obtain a US taxpayer identification number and file a US federal income tax return, even if the Non-US Holder would not otherwise be required to obtain a US taxpayer identification number or file a US income tax return.

B.	CERTAIN SINGAPORE TAX CONSIDERATIONS

The following is a general description of material Singapore income tax, stamp duty and estate duty consequences of the ownership and disposal of Units. The summary discussion below is not intended to be, and does not purport to be, a comprehensive analysis of all the tax consequences relating to ownership and disposal of Units by a person who, for purposes of taxation in Singapore, is regarded as a Singapore resident taxpayer or otherwise. Prospective investors of Units should consult their own tax advisors concerning the tax consequences of their particular situations. This description, which is not intended to and does not constitute legal or tax advice, is based on laws, regulations and interpretations now in effect and available as of the date of this Prospectus. The laws, regulations and interpretations, however, may change at any time, and any change could be retroactive to the date of ownership of the Units. These laws and regulations are also subject to various interpretations and the relevant tax authorities or the courts could later disagree with the explanations or conclusions set out below.

General

Subject to certain exceptions, Singapore tax resident and non-resident companies are subject to Singapore income tax on income accruing in or derived from Singapore and on foreign income received or deemed received in Singapore.

Foreign-sourced income in the form of branch profits, dividends and service income received or deemed received in Singapore by a resident corporate taxpayer is, however, tax-exempt (subject to certain conditions) if:

(a) the income is subject to tax of a similar character to income tax under the law of the territory from which the income is received;

(b) at the time the income is received in Singapore, the highest rate of tax of a similar character to income tax under the law of the territory from which the income is received on any gains or profits from any trade or business carried on by any company in that territory at that time is not less than 15%; and

(c) the Comptroller of Income Tax is satisfied that the tax exemption would be beneficial to the person resident in Singapore.

The above exemption has been extended to include branch profits, dividends and service income which is exempted from tax of a similar character to income tax as a result of tax incentive granted by a foreign jurisdiction for carrying out substantive activities in that foreign jurisdiction. Tax exemption will also be granted on all foreign-sourced income accrued on or before January 21, 2009 to a resident company and which is received or deemed received in Singapore from January 22, 2009 to January 21, 2010 (both dates inclusive). For the purpose of the tax exemption on foreign-sourced income remitted to Singapore during the said period, the conditions specified in paragraphs (a) and (b) above will be temporarily lifted.

Resident and non-resident individuals are generally taxed on income arising in or derived from Singapore.

All foreign-sourced personal income received or deemed received in Singapore on or after January 1, 2004 by a Singapore tax resident individual (except where such income is received through a partnership in Singapore) will be exempt from tax in Singapore. Certain investment income derived from Singapore sources by individuals on or after January 1, 2004 will also be exempt from tax.

A company is regarded as a tax resident in Singapore if the control and management of its business is exercised in Singapore (for example, if the board of directors meets and makes policy-level decisions in Singapore). An individual is regarded as a tax resident in Singapore for income tax purposes if, in the calendar year preceding the year of assessment, he is physically present in Singapore or exercised an employment in Singapore (other than as a director of a company) for 183 days or more, or if he is a Singaporean or Singapore permanent resident if he has established his permanent home in Singapore.

Tax rates

The corporate tax rate is 17% from the Year of Assessment 2010 (i.e., financial year ending in 2009). With effect from the Year of Assessment 2008, three-quarters of the first SGD10,000 of a company’s chargeable income, and one-half of the next SGD290,000 of a company’s chargeable income is exempt from corporate tax. The remaining chargeable income (after the partial tax exemption) will be taxed at the applicable corporate tax rate. The above tax exemption does not apply to normal Singapore franked dividends received by companies.

Effective from the Year of Assessment 2005, a qualifying newly incorporated Singapore company that is a tax resident in Singapore will be eligible for full tax exemption on the first SGD100,000 of its normal chargeable income (other than Singapore taxable dividends) for each of the company’s first three consecutive Years of Assessment. With effect from the Year of Assessment 2008, a further 50% tax exemption is given on the next SGD200,000 of a qualifying company’s normal chargeable income (excluding Singapore taxable dividends) for each of the first three consecutive Years of Assessment. The remaining chargeable income (after the tax exemption as described) will be taxed at the applicable corporate tax rate. The qualifying conditions (relating to shareholders) for the tax exemption for new start-up companies has been revised with effect from the Year of Assessment 2009.

Singapore tax resident individuals are subject to tax based on a progressive scale. Since the Year of Assessment 2007 (i.e., calendar year 2006), the top marginal rate is 20%.

Income received by non-Singapore resident individuals will generally be taxed at 20% (subject to certain exemptions).

All tax residents in Singapore will be affected by tax rebates and exemptions granted by the Singapore government from time to time in line with its current financial and fiscal policies.

Ordinary Income Dividends

Dividends paid by the Trust on Units received by a Singapore resident individual in Singapore will generally be exempt from tax in Singapore (except where such income is received through a partnership).

Dividends on Units received by a Singapore resident company in Singapore will be liable to tax in Singapore at the corporate income tax rate, unless an exemption or concessionary rates are applicable to them.

Gains on Disposal of the Units

Singapore does not impose tax on capital gains. However, gains or profits from any trade, business, profession or vocation will be subject to Singapore income tax. Any profits from the disposal of Units are not taxable in Singapore unless the seller is regarded as having derived gains of an income nature, in which case, such profits would be taxable. In addition, holders of the Units who are adopting Financial Reporting Standards 39 (“FRS 39”) for Singapore income tax purposes may be required to recognise gains or losses, irrespective of disposal, in accordance with FRS 39. Please see the section below on “Adoption of FRS 39 treatment for Singapore income tax purposes”.

Adoption of FRS 39 treatment for Singapore income tax purposes

On December 30, 2005, the Inland Revenue Authority of Singapore issued a circular entitled “Income Tax Implications arising from the adoption of FRS 39-Financial Instruments: Recognition and Measurement” (as revised subsequently) (the “FRS 39 Circular”).

The Income Tax (Amendment) Act 2007 that contains legislative amendments to give effect to the FRS 39 Circular was gazetted on February 13, 2007. The relevant provisions shall be deemed to have come into operation on January 1, 2005 and generally apply, subject to certain “opt-out” provisions, to taxpayers who are required to comply with FRS 39 for financial reporting purposes.

Holders of the Units who may be subject to the tax treatment under the FRS 39 Circular should consult their own accounting and tax advisors regarding the Singapore income tax consequences.

Stamp Duty

Stamp duty is not applicable to electronic transfers of the Units through the CDP system.

Estate Duty

The Singapore government announced on February 15, 2008 that the estate duty would be abolished for deaths occurring on and after February 15, 2008.

Prospectus

SPDR® DOW JONES INDUSTRIAL AVERAGEsm
ETF TRUST
(“SPDR DJIA TRUST”)
(A Unit Investment Trust)

•	SPDR DJIA Trust is an exchange traded fund designed to generally correspond to the price and yield performance of the Dow Jones Industrial Average.

•	SPDR DJIA Trust holds all of the Dow Jones Industrial Average stocks.

•	Each Trust Unit represents an undivided ownership interest in the SPDR DJIA Trust.

•	The SPDR DJIA Trust issues and redeems Trust Units only in multiples of 50,000 Units in exchange for Dow Jones Industrial Average stocks and cash.

•	Individual Trust Units trade on NYSE Arca, Inc., like any other equity security.

•	Minimum trading unit: 1 Trust Unit.

SPONSOR: PDR SERVICES LLC
(Wholly Owned by NYSE Euronext)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus Dated February 22, 2012

COPYRIGHT 2012 PDR Services LLC

SPDR DJIA TRUST

“Dow Jones Industrial Averagesm”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for use for certain purposes by State Street Global Markets, LLC pursuant to a “License Agreement” with Dow Jones and have been sublicensed for use for certain purposes to the Trust, PDR Services LLC and NYSE Arca, Inc. pursuant to separate “Sublicenses.” SPDR DJIA Trust is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

“SPDR®” is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”), an affiliate of The McGraw-Hill Companies, Inc., and has been licensed for use by State Street Corporation. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/shares in such products.

i

SUMMARY

Essential Information as of October 31, 2011*

Glossary:	All defined terms used in this Prospectus and page numbers on which their definitions appear are listed in the Glossary.

Total Trust Assets:	$11,103,092,926

Net Trust Assets:	$11,080,664,259

Number of Trust Units:	92,892,867

Fractional Undivided Interest in the Trust Represented by each Unit:	1/92,892,867

Dividend Record Dates:	Monthly, on the second (2nd ) Business Day after the third (3rd ) Friday.

Dividend Payment Dates:	Monthly, on the Monday preceding the third (3rd ) Friday of the next calendar month.

Trustee’s Annual Fee:	From 0.06% to 0.10%, based on the NAV of the Trust, as the same may be adjusted by certain amounts.

Estimated Ordinary Operating Expenses of the Trust:	Estimated not to exceed 0.18% (inclusive of Trustee’s annual fee and Sponsor reimbursement of certain expenses, if any).**

NAV per Unit (based on the value of the Portfolio Securities, other net assets of the Trust and number of Units outstanding):	$119.28

Evaluation Time:	Closing time of the regular trading session on the New York Stock Exchange LLC. (ordinarily 4:00 p.m. New York time).

Licensor:	Dow Jones & Company, Inc.

Mandatory Termination Date:	The Trust is scheduled to terminate no later than January 13, 2123, but may terminate earlier under certain circumstances.

Discretionary Termination:	The Trust may be terminated if at any time the value of the securities held by the Trust is less than $350,000,000, as adjusted for inflation. The Trust may also be terminated under other circumstances.

Market Symbol:	Units trade on NYSE Arca, Inc. under the symbol “DIA”.

Fiscal Year End:	October 31

CUSIP:	78467X109

*	The Trust Agreement became effective and the initial deposit was made on January 13, 1998 (“Initial Date of Deposit”). The Trust commenced operation on January 14, 1998.

**	As of the fiscal year ended October 31, 2011, gross ordinary operating expenses of the Trust were 0.17% of the Trust’s daily NAV. Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance, if any, in the Trust’s cash account, reduced by the amount of reserves, if any, for that account required by the Federal Reserve Board of Governors. Until further notice, the Sponsor has undertaken that it will not permit the ordinary operating expenses of the Trust to exceed an amount that is 0.18% per annum of the daily NAV of the Trust after taking into account any expenses that offset credits. During the fiscal year ended October 31, 2011, no expenses of the Trust were assumed by the Sponsor. The Sponsor may discontinue or change this undertaking at any time and therefore there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.18% of the Trust’s daily NAV. See “Expenses of the Trust—Trustee Fee Scale” for a description of the Trustee’s fee.

HIGHLIGHTS

•	Units are Ownership Interests in the SPDR DJIA Trust

SPDR DJIA Trust (the “Trust”) is a unit investment trust that issues securities called “Trust Units” or “Units”. The Trust is organized under the laws of the State of New York and is governed by a trust agreement between State Street Bank and Trust Company (the “Trustee”) and PDR Services LLC (the “Sponsor”), dated and executed as of January 13, 1998, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940. Trust Units represent an undivided ownership interest in a portfolio of all of the common stocks (“Portfolio Securities” or, collectively, “Portfolio”) of the Dow Jones Industrial Average (“DJIA”).

•	Units Should Closely Track the Value of the Stocks Included in the DJIA

The investment objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the DJIA. Current information regarding the value of the DJIA is available from market information services. Dow Jones obtains information for inclusion in, or for use in the calculation of, the DJIA from sources Dow Jones considers reliable. None of Dow Jones, the Sponsor, the Trust, the Trustee, NYSE Arca, Inc. or its affiliates accepts responsibility for or guarantees the accuracy and/or completeness of the DJIA or any data included in the DJIA.

The Trust holds securities and cash and is not actively “managed” by traditional methods, which would typically involve effecting changes in an investment portfolio on the basis of judgments relating to economic, financial and market considerations. To maintain the correspondence between the composition and weightings of Portfolio Securities and the component stocks of the DJIA (“Index Securities”), the Trustee adjusts the Portfolio from time to time to conform to periodic changes in the identity and/or relative weightings of Index Securities. The Trustee generally makes these adjustments to the Portfolio within three (3) Business Days (defined below) before or after the day on which changes in the DJIA are scheduled to take effect. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit (as defined below in “Highlights — Creation Orders Must be Placed with the Distributor”) effective on any day that the New York Stock Exchange LLC (the “NYSE”) is open for business (“Business Day”) either prior to, on, or following the day on which the change to the DJIA takes effect after the close of the market.

The value of Trust Units fluctuates in relation to changes in the value of the Portfolio. The market price of each individual Unit may not be identical to the net asset value (“NAV”) of such Unit but historically, these two valuations have generally been close. See the table “Frequency Distribution of Discounts and Premiums for the SPDR DJIA Trust: Bid/Ask Price vs. Net Asset Value (NAV) as of 12/31/11” herein.

•	Units are Listed and Trade on NYSE Arca, Inc.

Units are listed for trading on NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”), and are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. Units are traded on the Exchange in 100 Unit round lots, but can be traded in odd lots of as little as one Unit. The Exchange may halt trading of Units under certain circumstances, as summarized herein. See “Exchange Listing.”

•	Brokerage Commissions on Units

Secondary market purchases and sales of Units are subject to ordinary brokerage commissions and charges.

•	The Trust Issues and Redeems Units in Multiples of 50,000 Units Called “Creation Units”

The Trust issues and redeems Units only in specified large lots of 50,000 Units or multiples thereof, which are referred to as “Creation Units.” Fractional Creation Units may be created or redeemed only in limited circumstances.*

Creation Units are issued by the Trust to certain persons known as “Authorized Participants” who, after placing a creation order with ALPS Distributors, Inc. (the “Distributor”) as facilitated through the Trustee, deposit with the Trustee a specified portfolio of securities substantially similar in composition and weighting to the Index Securities in the DJIA, and a cash payment, if any, generally equal to dividends on the securities (net of expenses) accumulated up to the time of the deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit, in lieu thereof, the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component (as defined below in “Highlights — Creation Orders Must be Placed with the Distributor”). If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit, in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit, the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor as part of the Cash Component.

Creation Units are redeemable in kind only and are not redeemable for cash. Upon receipt of one or more Creation Units, the Trust delivers to the redeeming holder a portfolio of Index Securities (based on NAV of the Trust), together with a Cash Redemption Payment (as defined below in “Redemption of Trust Units — Procedures for Redemption of Creation Units”) that on any given Business Day is an amount

 *  See, however, the discussion of termination of the Trust in this Prospectus for a description of the circumstances in which Units may be redeemed in less than a Creation Unit size aggregation of 50,000 Units.

identical to the Cash Component of a Portfolio Deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may deliver, in lieu thereof, the cash equivalent value of one or more of these Index Securities, based on their market value as of the Evaluation Time on the date the redemption order is deemed received by the Trustee, as part of the Cash Redemption Payment.

•	Creation Orders Must be Placed with the Distributor

All orders for Creation Units must be placed with the Distributor as facilitated through the Trustee. To be eligible to place these orders, an entity or person must be an “Authorized Participant,” which is either (a) a “Participating Party,” or (b) a “DTC Participant,” and in each case must have executed an agreement with the Distributor and the Trustee (“Participant Agreement”). The term “Participating Party” means a broker-dealer or other participant in the Clearing Process (as defined below) through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”), and the term “DTC Participant” means a participant in The Depository Trust Company (“DTC”). Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus the Balancing Amount (as defined below in “The Portfolio — Adjustments to the Portfolio Deposit”). “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as the “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC (the “Clearing Process”) or (ii) with the Trustee outside the Clearing Process (i.e., through the facilities of DTC).

The Distributor acts as underwriter of Trust Units on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes confirmations of acceptance of the orders to those placing such orders. The Distributor also is responsible for delivering a prospectus to persons creating Trust Units. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance.

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1100, Denver, CO 80203, toll free number: 1-866-732-8673. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). The Sponsor pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

•	Expenses of the Trust

The expenses of the Trust are accrued daily and reflected in the NAV of the Trust.

Shareholder Fees:	None*
(fees paid directly from your investment)

Estimated Trust Annual Ordinary Operating Expenses:

Current Trust Annual Ordinary	As a % of Trust
Operating Expenses	Average Net Assets

Trustee’s Fee	0.06%
Dow Jones License Fee	0.04%
Marketing	0.06%
Other Operating Expenses	0.01%
Net Expenses**	0.17%

Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of expenses.

*	Investors do not pay shareholder fees directly from their investment, but purchases and redemptions of Creation Units are subject to Transaction Fees (described below in “Highlights—A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units”), and purchases and sales of Units in the secondary market are subject to ordinary brokerage commissions and charges (described above in “Highlights—Brokerage Commissions on Units”).

**	Until the Sponsor otherwise determines, the Sponsor has undertaken that the ordinary operating expenses of the Trust will not be permitted to exceed 0.18% of the Trust’s daily NAV. Gross expenses of the Trust for the year ended October 31, 2011, without regard to this undertaking, did not exceed 0.18% of the daily NAV of the Trust and therefore no expenses of the Trust were assumed by the Sponsor. The Sponsor reserves the right to discontinue this undertaking in the future. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.18% of the Trust’s daily NAV. Trust expenses were reduced during the same period by a Trustee’s earnings credit of less than 0.01% of the Trust’s daily NAV as a result of uninvested cash balances in the Trust. The amount of earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance, if any, in the Trust’s cash account, reduced by the amount of reserves, if any, for that account required by the Federal Reserve Board of Governors.

•	Bar Chart and Table

The bar chart below (“Bar Chart”) and the table on the next page entitled “Average Annual Total Returns (For Periods Ending December 31, 2011)” (“Table”) provide some indication of the risks of investing in the Trust by showing the variability of the Trust’s returns based on net assets and comparing the Trust’s performance to the performance of the DJIA. Past performance (both before and after tax) is not necessarily an indication of how the Trust will perform in the future.

The after-tax returns presented in the Table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The total returns in the Bar Chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling Units in the secondary market (see footnotes (2) and (3) to the Table).

This bar chart shows the performance of the Trust for each full calendar year for the past 10 years ended December 31, 2011. During the period shown above (January 1, 2002 through December 31, 2011), the highest quarterly return for the Trust was 15.71% for the quarter ended September 30, 2009, and the lowest was −18.39% for the quarter ended December 31, 2008.

Average Annual Total Returns* (for periods ending December 31, 2011)

	Past	Past	Past
	One Year	Five Years	Ten Years

SPDR DJIA Trust
Return Before Taxes(1)(2)(3)	8.18%	2.22%	4.39%
Return After Taxes on Distributions(1)(2)(3)	7.78%	1.82%	3.94%
Return After Taxes on Distributions and Sale or Redemption of Creation Units(1)(2)(3)	5.83%	1.84%	3.67%
DJIA(4)	8.38%	2.37%	4.57%

*	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the net asset value per unit.

(1)	Includes all applicable ordinary operating expenses set forth above in “Highlights — Estimated Trust Annual Ordinary Operating Expenses”.

(2)	Does not include the Transaction Fee, which is payable to the Trustee only by persons purchasing and redeeming Creation Units, as discussed below in “Highlights — A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units”. If these amounts were reflected, returns would be less than those shown.

(3)	Does not include brokerage commissions and charges that would be incurred by persons who make purchases and sales of Units in the secondary market, as discussed above in “Highlights — Brokerage Commissions on Units”. If these amounts were reflected, returns would be less than those shown.

(4)	Does not reflect deductions for taxes, operating expenses, Transaction Fees, brokerage commissions, or fees of any kind.

SPDR DJIA TRUST

GROWTH OF $10,000 INVESTMENT
SINCE INCEPTION(1)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

•	A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units

The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the Clearing Process (“Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is $1,000 per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The $1,000 charge is subject to a limit not to exceed 0.10% (10 basis points) of the value of one Creation Unit at the time of creation (“10 Basis Point Limit”).

For creations and redemptions outside the Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creating or redeeming one Creation Unit outside the Clearing Process would be $1,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $3,000 (3 times $1,000), for a total not to exceed $4,000. Creators and redeemers restricted from engaging in transactions in one or more Index Securities may pay the Trustee the Transaction Fee and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

•	Units are Held in Book Entry Form Only

DTC or its nominee is the record or registered owner of all outstanding Units. Beneficial ownership of Units is shown on the records of DTC or its participants. Individual certificates are not issued for Units. See “Creation of Creation Units—Securities Depository; Book-Entry-Only System.”

•	SPDR DJIA Trust Makes Periodic Dividend Payments

Unitholders receive each calendar month an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for Units is ordinarily less than that of the DJIA. Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with Unit sales or redemptions.

Monthly distributions based on the amount of dividends payable with respect to Portfolio Securities and other income received by the Trust, net of fees and expenses, and taxes, if applicable, are made via DTC and its participants to Beneficial Owners on each Dividend Payment Date (as defined below in “Administration of the Trust—Distributions to Beneficial Owners”). Any capital gain income recognized by the Trust in any taxable year that is not previously distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). Although all income distributions are currently made monthly, under certain limited circumstances the Trustee may vary the periodicity with which distributions are made. Those Beneficial Owners interested in reinvesting their monthly distributions may do so through a dividend reinvestment service, if one is offered by their broker-dealer. Under limited certain circumstances, special dividend payments also may be made to the Beneficial Owners. See “Administration of the Trust — Distributions to Beneficial Owners”.

•	The Trust Intends to Qualify as a Regulated Investment Company

For its taxable year ended October 31, 2011, the Trust believes that it qualified for tax treatment as a “regulated investment company” under Subchapter M of the Code (a “RIC”). The Trust intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to the holders of Units, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes during each calendar year substantially all of its ordinary income and capital gains, the Trust will not be subject to U.S. federal excise tax. The Trust intends to distribute annually its entire “investment company taxable income” and net capital gain. For U.S. federal income tax purposes, (a) distributions to an individual or other non-corporate investor during a taxable year of such investor beginning before January 1, 2013 will be treated as “qualified dividend income,” which is subject to tax at rates applicable to long-term capital gains, to the extent that such distributions are made out of “qualified dividend income” received by the Trust and (b) distributions to a corporate investor will qualify for the dividends-received deduction to the extent that such distributions are made out of qualifying dividends received by the Trust, provided, in each case, that the investor meets certain holding period and other requirements with respect to its Units. The Trust’s regular monthly distributions are based on the dividend performance of the Portfolio during such monthly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or as capital gain for U.S. federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Subchapter M of the Code imposes certain asset diversification requirements. The Trustee may adjust the composition of the Portfolio at any time if, in the Trustee’s view, such adjustment is necessary to ensure continued qualification of the Trust as a “regulated investment company” for tax purposes.

•	Termination of the Trust

The Trust has a specified term. The Trust is scheduled to terminate on the first to occur of (a) January 13, 2123 or (b) the date 20 years after the death of the last survivor of fifteen persons named in the Trust Agreement, the oldest of whom was born in 1994 and the youngest of whom was born in 1997. Upon termination, the Trust may be liquidated and pro rata shares of the assets of the Trust, net of certain fees and expenses, distributed to holders of Units.

•	Restrictions on Purchases of Trust Units by Investment Companies

Purchases of Trust Units by investment companies are subject to restrictions pursuant to Section 12(d)(1) of the Investment Company Act of 1940. The Trust has received an SEC order that permits registered investment companies to invest in Units beyond these limits, subject to certain conditions and terms. One such condition is that registered investment companies relying on the order must enter into a written agreement with the Trust. Registered investment companies wishing to learn more about the order and the agreement should contact the Distributor by telephone at 1-866-732-8673.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that, absent an exemption or SEC relief, (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding shares, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

Risk Factors

Investors can lose money by investing in Units. Prospective investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in Units.

Investment in the Trust involves the risks inherent in an investment in any equity security.  An investment in the Trust is subject to the risks of any investment in a portfolio of large-capitalization common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Portfolio and thus in the value of Units. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks or debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio will fluctuate over the entire life of the Trust.

The Trust may have significant investments in one or more specific industries or sectors, subjecting it to risks greater than general market risk.

There can be no assurance that the issuers of Portfolio Securities will pay dividends.  Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

The Trust is not actively managed.  The Trust is not actively “managed” by traditional methods, and therefore the adverse financial condition of an issuer will not result in its elimination from the Portfolio unless such issuer is removed from the DJIA.

A liquid trading market for certain Portfolio Securities may not exist.  Although most of the Portfolio Securities are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made or maintained for any Portfolio Securities or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

The Trust may not exactly replicate the performance of the DJIA.  The Trust may not be able to replicate exactly the performance of the DJIA because the total return generated by the Portfolio is reduced by Trust expenses and transaction costs incurred in adjusting the actual balance of the Portfolio. In addition, it is possible that the Trust may not always fully replicate the performance of the DJIA due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. In addition, the Trust’s portfolio may deviate from the DJIA to the extent required to ensure continued qualification as a “regulated investment company” under Subchapter M of the Code.

Investment in the Trust may have adverse tax consequences.  Investors in the Trust should consider the U.S. federal, state, local and other tax consequences of the ownership and disposition of Trust Units. For a discussion of certain U.S. federal income tax consequences of the ownership and disposition of Trust Units, see “Federal Income Taxes” herein.

NAV may not always correspond to market price.  The NAV of Units in Creation Unit size aggregations and, proportionately, the NAV per Unit, change as fluctuations occur in the market value of Portfolio Securities. Investors should be aware that the aggregate public trading market price of 50,000 Units may be different from the NAV of a Creation Unit (i.e., 50,000 Units may trade at a premium over, or at a discount to, the NAV of a Creation Unit) and similarly the public trading market price per Unit may be different from the NAV of a Creation Unit on a per Unit basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Units are closely related to, but not identical to, the same forces influencing the prices of Index Securities trading individually or in the aggregate at any point in time. Investors also should note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as Creation Units are created and redeemed.

The Exchange may halt trading in Trust Units.  Units are listed for trading on the Exchange under the market symbol DIA. Trading in Trust Units may be halted under certain circumstances as summarized herein. See “Exchange Listing.” Also, there can be no assurance that the requirements of the Exchange necessary to maintain the listing of Trust Units will continue to be met or will remain unchanged. The Trust will be terminated if Trust Units are delisted from the Exchange.

An investment in Trust Units is not the same as a direct investment in the Index Securities or other equity securities.  Trust Units are subject to risks other than those inherent in an investment in the Index Securities or other equity securities, in that the selection of the stocks included in the Portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of stocks may affect trading in Trust Units differently from trading in the Index Securities or other equity securities.

Additionally, Trust Units may perform differently than other investments in portfolios containing large capitalization stocks based upon or derived from an index other than the DJIA. For example, the great majority of component stocks of the DJIA are drawn from among the largest of the large capitalization universe, while other indexes may represent a broader sampling of stocks within capitalization ranges. Large capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods. Also, other indexes may use different methods for assigning relative weights to the index components than the price weighted method used by the DJIA. As a result, DJIA accords relatively more weight to stocks with a higher price-to-market capitalization ratio than a similar market capitalization-weighted index.

The regular settlement period for Creation Units may be reduced.  Except as otherwise specifically noted, the time frames for delivery of stocks, cash, or Trust Units in connection with creation and redemption activity within the Clearing Process are based on NSCC’s current “regular way” settlement period of three (3) days during which NSCC is open for business (each such day, an “NSCC Business Day”). NSCC may, in the future, reduce such “regular way” settlement period, in which case there may be a corresponding reduction in settlement periods applicable to Units creations and redemptions.

Clearing and settlement of Creation Units may be delayed or fail.  The Trustee delivers a portfolio of stocks for each Creation Unit delivered for redemption substantially identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect on the date the request for redemption is deemed received by the Trustee. If the redemption is processed through the Clearing Process, the stocks that are not delivered are covered by NSCC’s guarantee of the completion of such delivery. Any stocks not received on settlement date are marked-to-market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver the stocks to NSCC, and the market risk of any increase in the value of the stocks until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the stocks to be delivered to a redeemer submitting a redemption request outside of the Clearing Process that are not delivered to such redeemer are not covered by NSCC’s guarantee of completion of delivery.

Buying or selling Trust Units incurs costs.  Purchases and sales of exchange traded securities involve both brokerage and “spread” costs. Investors buying or selling Trust Units will incur a commission, fee or other charges imposed by the broker executing the transaction. In addition, investors will also bear the cost of the “spread,” which is the difference between the “bid” (the price at which securities professionals will buy Trust Units) and the “ask” or “offer” (the price at which securities professionals are willing to sell Trust Units). Frequent trading in Trust Units by an investor may involve brokerage and spread costs that may have a significant negative effect upon the investor’s overall investment results. This may be especially true for investors who make frequent periodic investments in small amounts of Trust Units over a lengthy time period.

SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustee and Unitholders of SPDR Dow Jones Industrial Average ETF Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2011

SPDR Dow Jones Industrial Average ETF Trust
Statement of Assets and Liabilities
October 31, 2011

Assets
Investments in securities, at value	$11,074,408,768
Cash	14,676,691
Receivable for units of fractional undivided interest (“Units”) issued in-kind	12,589
Dividends receivable	13,994,878

Total Assets	11,103,092,926

Liabilities
Income distribution payable	16,715,237
Accrued Trustee expense	518,368
Accrued expenses and other liabilities	5,195,062

Total Liabilities	22,428,667

Net Assets	$11,080,664,259

Net Assets Consist of:
Paid in Capital (Note 4)	$14,175,120,930
Undistributed net investment income	163,512
Accumulated net realized loss on investments	(1,517,476,227)
Net unrealized depreciation on investments	(1,577,143,956)

Net Assets	$11,080,664,259

Net asset value per Unit	$119.28

Units outstanding, unlimited Units authorized, $0.00 par value	92,892,867

Cost of investments	$12,651,552,724

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Statements of Operations

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2011	October 31, 2010	October 31, 2009

Investment Income
Dividend income	$245,115,563	$222,616,182	$258,082,109

Expenses
Trustee expense	5,743,266	5,170,959	4,465,047
Marketing expense	5,660,417	4,956,465	4,583,583
DJIA license fee	3,873,611	3,404,310	3,155,722
Legal and audit services	219,322	436,458	199,547
Other expenses	593,467	596,111	337,558

Total Expenses	16,090,083	14,564,303	12,741,457

Net Investment Income	229,025,480	208,051,879	245,340,652

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment transactions	684,673,417	56,806,457	(1,286,963,860)
Net change in unrealized appreciation (depreciation)	(84,349,814)	908,029,583	1,286,025,132

Net Realized and Unrealized Gain (Loss) on Investments	600,323,603	964,836,040	(938,728)

Net Increase in Net Assets Resulting from Operations	$829,349,083	$1,172,887,919	$244,401,924

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Statements of Changes in Net Assets

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2011	October 31, 2010	October 31, 2009

Increase (decrease) in net assets resulting from operations:
Net investment income	$229,025,480	$208,051,879	$245,340,652
Net realized gain (loss) on investment transactions	684,673,417	56,806,457	(1,286,963,860)
Net change in unrealized appreciation (depreciation)	(84,349,814)	908,029,583	1,286,025,132

Net increase in net assets resulting from operations:	829,349,083	1,172,887,919	244,401,924

Net equalization credits and charges	(718,146)	(6,394,413)	(12,761,900)

Distributions to unitholders from net investment income	(251,674,959)	(201,712,941)	(231,359,719)

Increase (decrease) in net assets from Unit transactions:
Net proceeds from sale of Units	21,998,536,680	13,886,085,189	24,458,446,137
Net proceeds from reinvestment of distributions	—	70,649	1,820,420
Cost of Units repurchased	(19,554,185,652)	(14,187,655,154)	(26,198,575,593)
Net income equalization	718,146	6,394,413	12,761,900

Net increase (decrease) in net assets from issuance and redemption of Units	2,445,069,174	(295,104,903)	(1,725,547,136)

Net increase (decrease) in net assets during period	3,022,025,152	669,675,662	(1,725,266,831)

Net assets at beginning of period	8,058,639,107	7,388,963,445	9,114,230,276

Net assets at end of period*	$11,080,664,259	$8,058,639,107	$7,388,963,445

Unit transactions:
Units sold	185,350,000	131,950,000	286,350,000
Units issued from reinvestment of distributions	—	679	21,340
Units redeemed	(164,900,000)	(135,550,000)	(308,100,000)

Net increase (decrease)	20,450,000	(3,599,321)	(21,728,660)

*Includes undistributed (distributions in excess of) net investment income	$163,512	$22,812,991	$16,474,053

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Financial Highlights
Selected Data for a Unit Outstanding Throughout Each Year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$111.24	$97.17	$93.22	$139.17	$120.69

Investment Operations:
Net investment income(1)	2.88	2.64	2.76	2.96	2.85
Net realized and unrealized gain (loss)	8.37	14.14	4.01	(45.91)	18.57

Total from investment operations	11.25	16.78	6.77	(42.95)	21.42

Net equalization credits and charges(1)	(0.01)	(0.08)	(0.14)	0.02	(0.24)

Less distributions from:
Net investment income	(3.20)	(2.63)	(2.68)	(3.02)	(2.70)

Net asset value, end of year	$119.28	$111.24	$97.17	$93.22	$139.17

Total investment return(2)	10.17%	17.36%	7.56%	(31.23)%	17.72%
Ratios and supplemental data
Ratio to average net assets:
Net investment income	2.43%	2.52%	3.21%	2.49%	2.19%
Total expenses	0.17%	0.18%	0.17%	0.17%	0.16%
Total expenses excluding Trustee earnings credit	0.17%	0.18%	0.17%	0.17%	0.14%
Portfolio turnover rate(3)	0.00%	0.12%	5.39%	11.27%	1.45%
Net assets, end of year (000’s)	$11,080,664	$8,058,639	$7,388,963	$9,114,230	$9,339,891

(1)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the year.

(2)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Broker commission charges are not included in this calculation.

(3)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements
October 31, 2011

NOTE 1 —	ORGANIZATION

SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the “DJIA”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 Units (equivalent to ten “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (“Trust Agreement”), PDR Services, LLC, as Sponsor of the Trust (“Sponsor”), and State Street Bank and Trust Company, as Trustee of the Trust (“Trustee”), are indemnified against certain liabilities arising from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of material loss to be remote.

On February 15, 2011, NYSE Euronext (the parent of the Sponsor) and Deutsche Börse AG announced that they have entered into a business combination agreement which was subsequently approved by their shareholders. This transaction is subject to approval by the relevant regulatory authorities in the U.S. and Europe, and other closing conditions.

NOTE 2 —	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. These financial statements are presented in United States dollars.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
October 31, 2011

Security Valuation

The value of the Trust’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trustee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Trustee has established a Pricing and Investment Committee (the “Committee”) for purposes of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security. The Committee, subject to oversight by the Trustee, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, the Trust’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Trust continues to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides the Trust the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
October 31, 2011

1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Trust’s net assets are computed and that may materially affect the value of the Trust’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value and the prices used by the DJIA, which, in turn, could result in a difference between the Trust’s performance and the performance of the DJIA. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Trust’s investments by industry.

Subsequent Events

Events or transactions occurring after the year end through the date the financial statements were issued have been evaluated by management in the preparation of the financial statements and no items were noted requiring additional disclosure or adjustment.

Investment Risk

The Trust’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the DJIA. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security were removed from the DJIA.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
October 31, 2011

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

The Trust declares and distributes dividends from net investment income to its holders of Units (“Unitholders”) monthly. The Trust declares and distributes net realized capital gains, if any, at least annually.

Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units may be purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment service offered by such broker-dealer.

Equalization

The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units.

U.S. Federal Income Tax

For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”) and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to the Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes during each calendar year substantially all of its ordinary income and capital gains, the Trust will not be subject to U.S. federal excise tax.

The Trust has reviewed the tax positions for the open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Trust’s Financial Statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Trust’s major tax jurisdictions, which include

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
October 31, 2011

the United States of America and the State of New York. The Trust recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement Operations. There were none for the year ending October 31, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

During the year ended October 31, 2011, the Trust reclassified $688,055,722 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Statement of Assets and Liabilities. At October 31, 2011, the cost of investments for federal income tax purposes was $12,653,118,708; accordingly, gross unrealized appreciation was $196,829,766 and gross unrealized depreciation was $1,775,539,706, resulting in net unrealized depreciation of $1,578,709,940.

At October 31, 2011, the Trust had capital loss carryforwards which may be used to offset any net realized gains, expiring October 31:

2012	$221,460,584
2014	52,316
2016	506,750,845
2017	779,537,215
2018	4,715,695
2019	3,393,588

During the tax year ended October 31, 2011, $68,716,435 of capital loss carryforwards expired.

The tax character of distributions paid during the years ended October 31, 2011, 2010 and 2009 were as follows:

Distributions paid from:	2011	2010	2009
Ordinary Income	$251,674,959	$201,712,941	$231,359,719

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
October 31, 2011

As of October 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on the tax basis were undistributed ordinary income of $16,878,749, undistributed long term capital gain of $0 and unrealized depreciation of $1,578,709,940.

NOTE 3 —	TRANSACTIONS WITH THE TRUSTEE AND SPONSOR

In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of certain regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the year ended October 31, 2011:

Fee as a percentage of
Net asset value of the Trust	net asset value of the Trust

$0 – $499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000 – $2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000 – and above	6/100 of 1% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended October 31, 2011, the Adjustment Amount reduced the Trustee’s fee by $527,613. The Adjustment Amount included an excess of net transaction fees from processing orders of $506,415 and a Trustee earning credit of $21,198.

The Sponsor, a wholly-owned subsidiary of NYSE Euronext, agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. There were no such reimbursements by the Sponsor for the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009.

Dow Jones and State Street Global Markets, LLC (“SSGM”) have entered into a License Agreement. The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the DJIA as a basis for determining the composition of the

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
October 31, 2011

Portfolio and to use certain trade names and trademarks of Dow Jones in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and NYSE Arca, Inc. have each received a sublicense from SSGM for the use of the DJIA and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interest of Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the owners of beneficial interests of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to Dow Jones equal to 0.05% on the first $1 billion of the then rolling average asset balance, and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual fee for the Trust is $1 million.

The Sponsor has entered into an agreement with SSGM (the “Marketing Agent”) pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

NOTE 4 —	UNITHOLDER TRANSACTIONS

Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the net asset value per Unit of the Trust on the transaction date. A transaction fee of $1,000 is charged in connection with each creation or redemption of Creation Units through the clearing process per participating party per day, regardless of the number of Creation Units created or redeemed. In the case of creations and redemptions outside of the clearing process, the Transaction Fee plus and additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer. Transaction Fees are received by the Trustee and used to defray the expense of processing orders.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
October 31, 2011

NOTE 5 —	INVESTMENT TRANSACTIONS

For the year ended October 31, 2011, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $13,905,575,250, $11,461,062,135, $0 and $14,071,990, respectively. Net realized gain (loss) on investment transactions in the Statement of Operations includes net gains resulting from in-kind transactions of $688,067,005.

NOTE 6 —	EVENT (UNAUDITED) SUBSEQUENT TO THE DATE OF THE INDEPENDENT AUDITOR’S REPORT

As indicated in Note 1 to the Financial Statements, on February 15, 2011, NYSE Euronext (the parent of the Sponsor) and Deutsche Börse AG announced that they had entered into a business combination agreement, which was subsequently approved by their shareholders. The transaction was subject to approval by the relevant regulatory authorities in the U.S. and Europe, and other closing conditions. On February 1, 2012, the EU Competition Commission issued a formal decision disapproving the proposed business combination. In light of the EU Commission’s decision, on February 2, 2012, NYSE Euronext and Deutsche Börse announced that they mutually agreed to terminate the business combination agreement.

SPDR Dow Jones Industrial Average ETF Trust
Other Information
October 31, 2011 (Unaudited)

Tax Information

For Federal income tax purposes, the percentage of Trust distributions which qualify for the corporate dividends paid deduction for the fiscal year ended October 31, 2011 is 100.00%.

For the fiscal year ended October 31, 2011 certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price(1) vs. Net Asset Value
As of October 31, 2011

	Bid/Ask Price			Bid/Ask Price
	Above NAV			Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	BASIS	BASIS	BASIS	BASIS	BASIS	BASIS
	POINTS	POINTS	POINTS	POINTS	POINTS	POINTS

2011	0	0	0	0	0	0
2010	0	0	0	0	0	0
2009	0	0	0	0	0	0
2008	3	2	2	2	0	0
2007	1	0	0	0	0	0

Comparison of Total Returns Based on Nav and Bid/Ask Price(1)
As of October 31, 2011

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cummulative Total Return

	1 Year	5 Year	10 Year

SPDR DJIA Trust
Return Based on NAV	10.17%	12.60%	65.77%
Return Based on Bid/Ask Price	10.15%	12.71%	66.10%
DJIA	10.39%	13.41%	68.57%

SPDR Dow Jones Industrial Average ETF Trust
Other Information
October 31, 2011 (Unaudited)

Average Annual Total Return

	1 Year	5 Year	10 Year

SPDR DJIA Trust
Return Based on NAV	10.17%	2.40%	5.18%
Return Based on Bid/Ask Price	10.15%	2.42%	5.21%
DJIA	10.39%	2.55%	5.36%

(1)	The Bid/Ask Price is the midpoint of the NYSE Arca Bid/Ask price at the time the Trust’s NAV is calculated. From April 3, 2001 to November 28, 2008, the Bid/Ask price was the Bid/Ask price on the NYSE Amex (formerly the American Stock Exchange) at the close of trading, ordinarily 4:00 p.m.

SPDR Dow Jones Industrial Average ETF Trust
Schedule of Investments
October 31, 2011

Common Stocks	Shares	Value

3M Co.	7,010,850	$553,997,367
Alcoa, Inc.	7,010,850	75,436,746
American Express Co.	7,010,850	354,889,227
AT&T, Inc.	7,010,850	205,488,013
Bank of America Corp.	7,010,850	47,884,106
Caterpillar, Inc.	7,010,850	662,244,891
Chevron Corp.	7,010,850	736,489,792
Cisco Systems, Inc.	7,010,850	129,911,051
E. I. du Pont de Nemours & Co.	7,010,850	337,011,560
Exxon Mobil Corp.	7,010,850	547,477,276
General Electric Co.	7,010,850	117,151,304
Hewlett-Packard Co.	7,010,850	186,558,719
Intel Corp.	7,010,850	172,046,259
International Business Machines Corp.	7,010,850	1,294,413,235
Johnson & Johnson	7,010,850	451,428,631
JPMorgan Chase & Co.	7,010,850	243,697,146
Kraft Foods, Inc. (Class A)	7,010,850	246,641,703
McDonald’s Corp.	7,010,850	650,957,422
Merck & Co., Inc.	7,010,850	241,874,325
Microsoft Corp.	7,010,850	186,698,936
Pfizer, Inc.	7,010,850	135,028,971
The Boeing Co.	7,010,850	461,243,821
The Coca-Cola Co.	7,010,850	478,981,272
The Home Depot, Inc.	7,010,850	250,988,430
The Procter & Gamble Co.	7,010,850	448,624,291
The Travelers Cos., Inc.	7,010,850	409,083,098
The Walt Disney Co.	7,010,850	244,538,448
United Technologies Corp.	7,010,850	546,706,083
Verizon Communications, Inc.	7,010,850	259,261,233
Wal-Mart Stores, Inc.	7,010,850	397,655,412

Total Common Stocks(a) (Cost $12,651,552,724)		$11,074,408,768

(a)	The values of the securities of the Trust are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Schedule of Investments (continued)
October 31, 2011

INDUSTRY BREAKDOWN AS OF OCTOBER 31, 2011*

Percent of
Industry	Net Assets**

IT Services	11.68%
Oil, Gas & Consumable Fuels	11.59
Aerospace & Defense	9.10
Pharmaceuticals	7.48
Industrial Conglomerates	6.06
Machinery	5.98
Hotels, Restaurants & Leisure	5.87
Beverages	4.32
Diversified Telecommunication Services	4.19
Household Products	4.05
Insurance	3.69
Food & Staples Retailing	3.59
Consumer Finance	3.20
Chemicals	3.04
Diversified Financial Services	2.63
Specialty Retail	2.27
Food Products	2.23
Media	2.21
Software	1.68
Computers & Peripherals	1.68
Semiconductors & Semiconductor Equipment	1.55
Communications Equipment	1.17
Metals & Mining	0.68
Other Assets & Liabilities	0.06

Total	100.00%

*	SPDR DJIA Trust’s industry breakdown is expressed as a percentage of Total Net Assets and may change over time.

**	Each security is valued based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

THE TRUST

The Trust, a registered investment company, is an exchange traded fund or “ETF.” The Trust continuously issues and redeems “in-kind” its Trust Units only in large lot sizes, known as Creation Units, at their once-daily NAV. Units are listed individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading on the Exchange in the secondary market.

CREATION OF CREATION UNITS

Before trading on the Exchange in the secondary market, Trust Units are created at NAV in Creation Units. This occurs when Portfolio Deposits are made through the Clearing Process or outside the Clearing Process by a person who executed a Participant Agreement with the Distributor and the Trustee. The Distributor will reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Trustee not later than the Closing Time (as defined below in “Creation of Creation Units — Procedures for Creation of Creation Units”) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase*, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, reduction or waiver. The existence of any such variation will be disclosed in the then current Prospectus.

The DJIA is a price-weighted stock index; that is, the component stocks of the DJIA are represented in exactly equal share amounts and therefore are accorded relative importance in the DJIA based on their prices. The shares of common stock of the stock portion of a Portfolio Deposit on any date of deposit will reflect the composition of the component stocks of the DJIA on such day. The portfolio of Index Securities that is the basis for a Portfolio Deposit varies as changes are made in the composition of the Index Securities. Further, the Trustee is permitted to take account of changes to the identity or weighting of any Index Security resulting from a change to the Index by making a corresponding adjustment to the Portfolio Deposit within one (1) Business Day before or after the day on which the change to the DJIA takes effect.

 *  Any such increase is subject to the 10 Basis Point Limit discussed above under “Highlights—A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units.”

The Trustee makes available to NSCC** before the commencement of trading on each Business Day a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. Under certain extraordinary circumstances which may make it impossible for the Trustee to provide such information to NSCC on a given Business Day, NSCC will use the information regarding the identity of the Index Securities of the Portfolio Deposit on the previous Business Day. The identity of each Index Security required for a Portfolio Deposit, as in effect on October 31, 2011, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment, on a per Unit basis, effective through and including the previous Business Day and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value may occasionally include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not by itself result in a halt in the trading of Units on the Exchange.

Upon receipt of one or more Portfolio Deposits, following acceptance by the Distributor of an order to create Units, the Trustee (a) delivers one or more Creation Units to DTC, (b) removes the Unit position from its account at DTC and allocates it to the account of the DTC Participant acting on behalf of the investor(s) creating Creation Unit(s), (c) increases the aggregate value of the Portfolio, and (d) decreases the fractional undivided interest in the Trust represented by each Unit.

Under certain circumstances, (a) a portion of the stock portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (b) a portion of the Cash Component may consist of cash in an amount required to enable the Trustee to purchase such Index Securities. If there is a failure to deliver Index Securities that are the subject of such contracts to purchase, the Trustee will acquire such Index Securities in a timely manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time of its purchase and delivery, Units will represent fewer or more shares of such Index Security. Therefore, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all Units.

 ** As of December 31, 2011, the Depository Trust and Clearing Corporation (“DTCC”) owned 100% of the issued and outstanding shares of common stock of NSCC. Also as of such date, NYSE Euronext, the parent company of the Sponsor, and its affiliates collectively owned less than 0.4% of the issued and outstanding shares of common stock of DTCC (“DTCC Shares”), and the Trustee owned 6.22% of DTCC Shares.

Procedures for Creation of Creation Units

All creation orders must be placed in Creation Units and must be received by the Trustee by no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m. New York time), in each case on the date such order is placed, in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone, through the Internet or other transmission method(s) acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this Prospectus. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

Units may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit will have a value greater than the NAV of the Units on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. An order will be deemed received on the Business Day on which it is placed so long as (a) the order is placed in proper form before the Closing Time on such Business Day and (b) federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m. New York time the next Business Day.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. New York time on the next Business Day, the order may be deemed to be rejected and the investor will be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If missing Index Securities are not received by 1:00 p.m. New York time on the third Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one (1) Business Day following notification by the Distributor that such a payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities of the Portfolio Deposit. The Trustee will return any unused portion of the Additional Cash Deposit only once all of the missing Index Securities have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee will be imposed in an amount not to exceed that charged for creations outside the Clearing Process as disclosed under the heading “Highlights — A Transaction Fee is

Payable for Each Creation and for Each Redemption of Creation Units.” The delivery of Creation Units created as described above will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of a Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are resolved by the Trustee. The Trustee may reject a creation order if (a) the depositor or group of depositors, upon obtaining the Units ordered, would own 80% or more of the current outstanding Units, (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Units. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them will incur any liability for the failure to give any such notification.

Placement of Creation Orders Using the Clearing Process

Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by the third NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside the Clearing Process

Creation Units created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 2:00 p.m. New York time on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order will be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Securities Depository; Book-Entry-Only System

DTC acts as securities depository for the Trust Units. Units are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC* was created to hold securities of its participants referred to herein as DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of Units, DTC credits or debits, on its book-entry registration and transfer system, the amount of Units so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the Clearing Process. Beneficial ownership of Units is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Units (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive

 *  As of December 31, 2011, DTCC owned 100% of the issued and outstanding shares of the common stock of DTC.

from or through the DTC Participant a written confirmation relating to their purchase of Units. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Units.

As long as Cede & Co., as nominee of DTC, is the registered owner of Units, references to the registered or record owner of Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Units. Beneficial Owners of Units are not entitled to have Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all Units for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC (“Depository Agreement”), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Units holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Units, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of any notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing interaction between the Trustee and DTC Participants may be direct or indirect (i.e., through a third party.)

Distributions are made to DTC or its nominee. DTC or its nominee, upon receipt of any payment of distributions in respect of Units, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Units, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Units held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to Units at any time by giving notice to the Trustee and the Sponsor, provided that it discharges its responsibilities with respect thereto in accordance with applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

REDEMPTION OF TRUST UNITS

Trust Units are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under “Highlights—Termination of the Trust.”

Procedures for Redemption of Creation Units

Redemption orders must be placed with a Participating Party (for redemptions through the Clearing Process) or DTC Participant (for redemptions outside the Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt by the Trustee of the Units to be redeemed and any Excess Cash Amounts (as defined below) in a timely manner. Orders for redemption effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. These deadlines vary by institution. Persons redeeming outside the Clearing Process are required to transfer Units through DTC and Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

Requests for redemption may be made on any Business Day to the Trustee (not to the Distributor). In the case of redemptions made through the Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of stocks for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC

Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption, the Trustee may elect to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Payment in lieu thereof.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee upon the request of a redeeming investor, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the DJIA Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to residual cash set forth under “The Portfolio—Portfolio Securities Conform to the DJIA”.

All redemption orders must be transmitted to the Trustee by telephone, through the Internet or by other transmission method acceptable to the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this Prospectus, so as to be received by the Trustee not later than the Closing Time on the Transmittal Date. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Valuation” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Units are delivered to the Trustee prior to DTC Cut-Off Time (as defined below in “Redemption of Trust Units — Placement of Redemption Orders Outside the Clearing Process”) on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite Units are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee (i.e., the Business Day on which the Units are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order).

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee, (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, or (c) for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using the Clearing Process

A redemption order made through the Clearing Process will be deemed received on the Transmittal Date so long as (a) the order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of a Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer (a) the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received, and (b) the Cash Redemption Payment.

Placement of Redemption Orders Outside the Clearing Process

A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks that are expected to be delivered within three (3) Business Days and the Cash Redemption Payment to the redeeming Beneficial Owner by the third (3rd) Business Day following the Transmittal Date.

THE PORTFOLIO

Because the objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the DJIA, the Portfolio at any time will consist of as many of the Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust’s net assets. Although the Trust may at any time fail to own certain Index Securities, the Trust generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the DJIA and the performance of the Trust.

Portfolio Securities Conform to the DJIA

The DJIA is a price-weighted index of 30 component common stocks, the components of which are determined by the editors of The Wall Street Journal, without any consultation with the companies, the respective stock exchange or any official agency.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities. To the extent that the method of determining the DJIA is changed by Dow Jones in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the DJIA.

The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices for execution of orders. Adjustments are made more frequently in the case of significant changes to the DJIA. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. While other DJIA changes may lead to adjustments in the Portfolio, the most common changes are likely to occur as a result of changes in the Index Securities included in the DJIA and as a result of stock splits. The Trust Agreement sets forth the method of adjustments which may occur thereunder as a result of corporate actions to the DJIA, such as stock splits or changes in the identity of the component stocks.

For example, in the event of an Index Security change (in which the common stock of one issuer held in the DJIA is replaced by the common stock of another), the Trustee may sell all shares of the Portfolio Security corresponding to the old Index Security and use the proceeds of such sale to purchase the replacement Portfolio Security corresponding to the new Index Security. If the share price of the removed Portfolio Security was higher than the price of its replacement, the Trustee will calculate how to allocate the proceeds of the sale of the removed Portfolio Security between the purchase of its replacement and purchases of additional shares of other Portfolio Securities so that the number of shares of each Portfolio Security after the transactions would be as nearly equal as practicable. If the share price of the removed Portfolio Security was lower than the price of its replacement, the Trustee will calculate the number of shares of each of the other Portfolio Securities that must be sold in order to purchase enough shares of the replacement Portfolio Security so that the number of shares of each Portfolio Security after the transactions would be as nearly equal as practicable.

In the event of a stock split, the price weighting of the stock which is split will drop. The Trustee may make the corresponding adjustment by selling the additional shares of the Portfolio Security received from the stock split. The Trustee may then use the proceeds of the sale to buy an equal number of shares of each Portfolio Security-including the Portfolio Security which had just experienced a stock split. In practice, of course, not all the shares received in the split would be sold: enough of those shares would be retained to make an increase in the number of split shares equal to the increase in the number of shares in each of the other Portfolio Securities purchased with the proceeds of the sale of the remaining shares resulting from such split.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed, for more than two (2) consecutive Business Days, 0.5% of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 0.5% of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on Dow Jones for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the determination of all redemptions or other purposes.

From time to time Dow Jones may adjust the composition of the DJIA because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The

Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the DJIA. As stocks of an issuer are often removed from the DJIA only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above.

Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an “Adjustment Day”), the number of shares and identity of each Index Security required for a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the NAV of the Trust. The NAV is divided by the number of outstanding Units multiplied by 50,000 Units in one Creation Unit, resulting in the NAV per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the DJIA in a Portfolio Deposit for the following Business Day (“Request Day”), such that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the DJIA, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded down to the nearest whole share. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that results in an adjustment to the DJIA divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share. Further, the Trustee is permitted to take account of changes to the identity or weighting of any Index Security resulting from a change to the Index by making a corresponding adjustment to the Portfolio Deposit on the day prior to the day on which the change to the DJIA takes effect.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount”. The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then-effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then-effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of Units in Creation Unit size aggregations and upon the redemption of Units until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

THE DJIA

The DJIA was first published in 1896. Initially comprised of 12 companies, the DJIA has evolved into the most recognizable stock indicator in the world, and the only index composed of companies that have sustained earnings performance over a significant period of time. In its second century, the DJIA is the oldest continuous barometer of the U.S. stock market, and the most widely quoted indicator of U.S. stock market activity.

The companies represented by the 30 stocks now comprising the DJIA are all leaders in their respective industries, and their stocks are widely held by individuals and institutional investors. These stocks represent more than 25% of the $13.87 trillion market value of all US common stocks.

Dow Jones is not responsible for and shall not participate in the creation or sale of Units or in the determination of the timing of, prices at, or quantities and proportions in which purchases or sales of Index Securities or Securities shall be made. The information in this Prospectus concerning Dow Jones and the DJIA has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the DJIA for the years 1896 through 2011. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered as a representation of the income yield or capital gain or loss that may be generated by the DJIA in the future, nor should the results be considered as a representation of the performance of the Trust.

Year	DJIA	Point	Year %		%
Ended	Close	Change	Change	Divs	Yield

2011	12217.56	640.05	5.53%	318.70	2.71%
2010	11577.51	1149.46	11.02	286.88	2.54
2009	10428.05	1651.66	18.82	277.38	2.63
2008	8776.39	−4488.42	−33.84	316.40	3.61
2007	13264.82	801.67	6.43	298.97	2.35
2006	12463.15	1745.65	16.29	267.75	2.24
2005	10717.50	−65.51	−.61	246.85	2.30
2004	10783.01	329.09	3.15	239.27	2.22
2003	10453.92	2112.29	25.32	209.42	2.00
2002	8341.63	−1679.87	−16.76	189.68	2.27
2001	10021.50	−765.35	−7.10	181.07	1.81
2000	10786.85	−710.27	−6.18	172.08	1.60
1999	11497.12	2315.69	25.20	168.52	1.47
1998	9181.43	1273.18	16.10	151.13	1.65
1997	7908.25	1459.98	22.60	136.10	1.72
1996	6448.27	1331.20	26.00	131.14	2.03
1995	5117.12	1282.70	33.50	116.56	2.28
1994	3834.44	80.30	2.10	105.66	2.76
1993	3754.09	453.00	13.70	99.66	2.65
1992	3301.11	132.30	4.20	100.72	3.05
1991	3168.83	535.20	20.30	95.18	3.00
1990	2633.66	−119.50	−4.30	103.70	3.94
1989	2753.20	584.60	27.00	103.00	3.74
1988	2168.57	229.70	11.80	79.53	3.67
1987	1938.83	42.90	2.30	71.20	3.67
1986	1895.95	349.30	22.60	67.04	3.54

Year	DJIA	Point	Year %		%
Ended	Close	Change	Change	Divs	Yield

1985	1546.67	335.10	27.70	62.03	4.01
1984	1211.57	−47.10	−3.70	60.63	5.00
1983	1258.64	212.10	20.30	56.33	4.48
1982	1046.54	171.50	19.60	54.14	5.17
1981	875.00	−89.00	−9.20	56.22	6.43
1980	963.99	125.30	14.90	54.36	5.64
1979	838.74	33.70	4.20	50.98	6.08
1978	805.01	−26.20	−3.10	48.52	6.03
1977	831.17	−173.50	−17.30	45.84	5.52
1976	1004.65	152.20	17.90	41.40	4.12
1975	852.41	236.20	38.30	37.46	4.39
1974	616.24	−234.60	−27.60	37.72	6.12
1973	850.86	−169.20	−16.60	35.33	4.15
1972	1020.02	129.80	14.60	32.27	3.16
1971	890.20	51.30	6.10	30.86	3.47
1970	838.92	38.60	4.80	31.53	3.76
1969	800.36	−143.40	−15.20	33.90	4.24
1968	943.75	38.60	4.30	31.34	3.32
1967	905.11	119.40	15.20	30.19	3.34
1966	785.69	−183.60	−18.90	31.89	4.06
1965	969.26	95.10	10.90	28.61	2.95
1964	874.13	111.20	14.60	31.24	3.57
1963	762.95	110.90	17.00	23.41	3.07
1962	652.10	−79.00	−10.80	23.30	3.57
1961	731.14	115.30	18.70	22.71	3.11
1960	615.89	−63.50	−9.30	21.36	3.47
1959	679.36	95.70	16.40	20.74	3.05
1958	583.65	148.00	34.00	20.00	3.43
1957	435.69	−63.80	−12.80	21.61	4.96
1956	499.47	11.10	2.30	22.99	4.60
1955	488.40	84.00	20.80	21.58	4.42
1954	404.39	123.50	44.00	17.47	4.32
1953	280.90	−11.00	−3.80	16.11	5.74
1952	291.90	22.70	8.40	15.43	5.29
1951	269.23	33.80	14.40	16.34	6.07
1950	235.41	35.30	17.60	16.13	6.85
1949	200.13	22.80	12.90	12.79	6.39
1948	177.30	−3.90	−2.10	11.50	6.49
1947	181.16	4.00	2.20	9.21	5.08
1946	177.20	−15.70	−8.10	7.50	4.23
1945	192.91	40.60	26.60	6.69	3.47
1944	152.32	16.40	12.10	6.57	4.31
1943	135.89	16.50	13.80	6.30	4.64
1942	119.40	8.40	7.60	6.40	5.36
1941	110.96	−20.20	−15.40	7.59	6.84
1940	131.13	−19.10	−12.70	7.06	5.38
1939	150.24	−4.50	−2.90	6.11	4.07
1938	154.76	33.90	28.10	4.98	3.22

Year	DJIA	Point	Year %		%
Ended	Close	Change	Change	Divs	Yield

1937	120.85	−59.10	−32.80	8.78	7.27
1936	179.90	35.80	24.80	7.05	3.92
1935	144.13	40.10	38.50	4.55	3.16
1934	104.04	4.10	4.10	3.66	3.52
1933	99.90	40.00	66.70	3.40	3.40
1932	59.93	−18.00	−23.10	4.62	7.71
1931	77.90	−86.70	−52.70	8.40	10.78
1930	164.58	−83.90	−33.80	11.13	6.76
1929	248.48	−51.50	−17.20	12.75	5.13
1928	300.00	97.60	48.20	NA	NA
1927	202.40	45.20	28.80	NA	NA
1926	157.20	0.50	0.30	NA	NA
1925	156.66	36.20	30.00	NA	NA
1924	120.51	25.00	26.20	NA	NA
1923	95.52	−3.20	−3.30	NA	NA
1922	98.73	17.60	21.70	NA	NA
1921	81.10	9.10	12.70	NA	NA
1920	71.95	−35.30	−32.90	NA	NA
1919	107.23	25.00	30.50	NA	NA
1918	82.20	7.80	10.50	NA	NA
1917	74.38	−20.60	−21.70	NA	NA
1916	95.00	−4.20	−4.20	NA	NA
1915	99.15	44.60	81.70	NA	NA
1914	54.58	−24.20	−30.70	NA	NA
1913	78.78	−9.10	−10.30	NA	NA
1912	87.87	6.20	7.60	NA	NA
1911	81.68	0.30	0.40	NA	NA
1910	81.36	−17.70	−17.90	NA	NA
1909	99.05	12.90	15.00	NA	NA
1908	86.15	27.40	46.60	NA	NA
1907	58.75	−35.60	−37.70	NA	NA
1906	94.35	−1.90	−1.90	NA	NA
1905	96.20	26.60	38.20	NA	NA
1904	69.61	20.50	41.70	NA	NA
1903	49.11	−15.20	−23.60	NA	NA
1902	64.29	−0.30	−0.40	NA	NA
1901	64.56	−6.10	−8.70	NA	NA
1900	70.71	4.60	7.00	NA	NA
1899	66.08	5.60	9.20	NA	NA
1898	60.52	11.10	22.50	NA	NA
1897	49.41	9.00	22.20	NA	NA
1896	40.45	NA	NA	NA	NA

Source: Dow Jones Indexes. Year-end index values reflect neither reinvestment of dividends nor costs associated with investing, such as brokerage commissions. Yields are calculated by dividing the sum of the most recent four quarterly per-share dividend payments of all components by the sum of the component prices.

The DJIA is a price-weighted stock index, meaning that the component stocks of the DJIA are accorded relative importance based on their prices. In this regard, the DJIA is unlike many other stock indexes which weight their component stocks by market capitalization (price times shares outstanding). The DJIA is called an “average” because originally it was calculated by adding up the component stock prices and then dividing by the number of stocks. The method remains the same today, but the number of significant digits in the divisor (the number that is divided into the total of the stock prices) has been increased to eight significant digits to minimize distortions due to rounding and has been adjusted over time to insure continuity of the DJIA after component stock changes and corporate actions, as discussed below.

The DJIA divisor is adjusted due to corporate actions that change the price of any of its component shares. The most frequent reason for such an adjustment is a stock split. For example, suppose a company in the DJIA issues one new share for each share outstanding. After this two-for-one “split,” each share of stock is worth half what it was immediately before, other things being equal. But without an adjustment in the divisor, this split would produce a distortion in the DJIA. An adjustment must be made to compensate so that the “average” will remain unchanged. At Dow Jones, this adjustment is handled by changing the divisor.* The formula used to calculate divisor adjustments is:

Current Divisor x Adjusted Sum of Prices
New Divisor	=
Unadjusted Sum of Prices

Changes in the composition of the DJIA are made entirely by the editors of The Wall Street Journal without consultation with the companies, the respective stock exchange, or any official agency. Additions or deletions of components may be made to achieve better representation of the broad market and of American industry.

In selecting components for the DJIA, the following criteria are used: (a) the company is not a utility or in the transportation business; (b) the company has a premier reputation in its field; (c) the company has a history of successful growth; and (d) there is wide interest among individual and institutional investors. Whenever one component is changed, the others are reviewed. For the sake of historical continuity, composition changes are made rarely.

LICENSE AGREEMENT

The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the DJIA as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of Dow Jones in connection with the Portfolio. The Trustee (on behalf of the Trust), the Sponsor and the Exchange have each received a

 *   Currently, the divisor is adjusted after the close of business on the day prior to the occurrence of the split; the divisor is not adjusted for regular cash dividends sublicense from SSGM for the use of the DJIA and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Trust Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the Beneficial Owners of Trust Units.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGM, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of Trust Units or any other person is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks and service marks “Dow Jones,” “The Dow,” “DJIA” or “Dow Jones Industrial Average” or to use the DJIA except as specifically described in the License Agreement or sublicenses or as may be specified in the Trust Agreement.

The Trust is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation or warranty, express or implied, to the Beneficial Owners of Trust Units or any member of the public regarding the advisability of investing in securities generally or in the Trust particularly. Dow Jones’ only relationship to the Trust is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the DJIA which is determined, comprised and calculated by Dow Jones without regard to the Trust or the Beneficial Owners of Trust Units. Dow Jones has no obligation to take the needs of the Sponsor, the Exchange, the Trust or the Beneficial Owners of Trust Units into consideration in determining, comprising or calculating the DJIA. Dow Jones is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Trust Units. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of Trust Units.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DJIA OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE EXCHANGE, THE TRUST, BENEFICIAL OWNERS OF TRUST UNITS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DJIA OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE DJIA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES, THE SPONSOR AND THE EXCHANGE.

SPDR Trademark

The “SPDR” trademark is used under license from Standard & Poor’s Financial Services, LLC, an affiliate of The McGraw-Hill Companies, Inc. (“S&P”). No financial product offered by the Trust, State Street Global Advisors or their affiliates is sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. S&P has no obligation or liability in connection with the administration, marketing or trading of financial products.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

EXCHANGE LISTING

On October 1, 2008, NYSE Euronext acquired the American Stock Exchange LLC, which was renamed “NYSE Alternext US” and subsequently renamed “NYSE Amex.” Following the acquisition, the listing and trading of all exchange traded funds on NYSE Euronext US markets was consolidated on a single trading venue, NYSE Arca. The Sponsor and the Trustee therefore decided to move the listing for the Trust from NYSE Alternext US (now NYSE Amex) to NYSE Arca and Trust Units have been listed on NYSE Arca since November 7, 2008. The Trust was not required to pay an initial listing fee to the Exchange. Transactions involving Trust Units in the public trading market are subject to customary brokerage charges and commissions.

Trust Units also are listed and traded on the Singapore Exchange Securities Trading Limited and Euronext Amsterdam. In the future, Trust Units may be listed and traded on other non-U.S. exchanges pursuant to similar arrangements. Euronext Amsterdam is an indirect wholly owned subsidiary of NYSE Euronext.

There can be no assurance that Units will always be listed on the Exchange. The Trust will be terminated if Trust Units are delisted. Trading in Units may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of Units if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days; (b) the value of the DJIA is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market decline. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one (1) Business Day.

The Sponsor’s aim in designing the Trust was to provide investors with a security whose initial market value would approximate one-hundredth (1/100th) the value of the DJIA. Of course, the market value of a Unit is affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a Unit may no longer approximate (1/100th) the value of the DJIA. The market price of a Unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

FEDERAL INCOME TAXES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Units. The discussion below provides general tax information relating to an investment in Units, but it does not purport to be a comprehensive description of all the U.S. federal income tax considerations that may be relevant to a particular person’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of a Beneficial Owner’s particular circumstances. For example, this summary does not include any discussion of U.S. estate taxes. In addition, this discussion does not describe alternative minimum tax consequences or tax consequences applicable to Beneficial Owners subject to special rules, such as:

•	certain financial institutions;

•	regulated investment companies;

•	real estate investment trusts;

•	dealers or traders in securities who use a mark-to-market method of tax accounting;

•	persons holding Units as part of a hedging transaction, straddle, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Units;

•	U.S. Holders (as defined below) whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes;

•	former U.S. citizens and certain expatriated entities;

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”; or

•	insurance companies.

If an entity that is classified as a partnership for U.S. federal income tax purposes is a Beneficial Owner of Units, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships that are Beneficial Owners of Units and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the Units.

The following discussion applies only to a Beneficial Owner of Units that (i) is treated as the beneficial owner of such Units for U.S. federal income tax purposes, (ii) holds such Units as capital assets and (iii) unless otherwise noted, is a U.S. Holder. A “U.S. Holder” is a person that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity that is treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

This discussion is based on the Code, administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the U.S. federal income tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Taxation of the Trust

The Trust believes that it qualified as a RIC under Subchapter M of the Code for its taxable year ended October 31, 2011, and it intends to qualify as a RIC in the current and future taxable years. Assuming that the Trust so qualifies and that it satisfies the distribution requirements described below, the Trust generally will not be subject to U.S. federal income tax on income distributed in a timely manner to the holders of its Units.

To qualify as a RIC for any taxable year, the Trust must, among other things, satisfy both an income test and an asset diversification test for such taxable year. Specifically, (i) at least 90% of the Trust’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Trust’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested (x) in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of such entity’s gross income for the relevant taxable year consists of Qualifying RIC Income. The Trust’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Trust.

In order to be exempt from U.S. federal income tax on its distributed income, the Trust must distribute to its Unitholders on a timely basis at least 90% of its “investment company taxable income” (determined prior to the dividends-paid deduction that a RIC may claim) and at least 90% of its net tax-exempt interest income for each taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and with certain other adjustments. Any taxable income, including any net capital gain, that the Trust does not distribute to its Unitholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gain net income for previous years that were not distributed during those years. For purposes of determining whether the Trust has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Trust will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Unitholders, and all distributions out of the Trust’s earnings and profits would be taxable as dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate U.S. Holders and, in taxable years of individual U.S. Holders beginning before January 1, 2013, would constitute “qualified dividend income” for individual U.S. Holders. See “Federal Income Taxes—Tax Consequences to U.S. Holders—Distributions.” In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Trust fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

In order to meet the distribution requirements necessary to be exempt from U.S. federal income tax on its distributed income, the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities.

Tax Consequences to U.S. Holders

Distributions.  Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to U.S. Holders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described below), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the U.S. Holder has owned Units. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital that will be applied against and reduce the U.S. Holder’s basis in its Units. To the extent that the amount of any such distribution exceeds the U.S. Holder’s basis in its Units, the excess will be treated as gain from a sale or exchange of the Units.

The ultimate tax characterization of the distributions that the Trust makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that the Trust will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. Return-of-capital distributions may result if, for example, the Trust makes distributions of cash amounts deposited in connection with Portfolio Deposits. Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding Units fluctuates significantly.

Distributions of “qualified dividend income” to an individual or other non-corporate U.S. Holder during a taxable year of such U.S. Holder beginning before January 1, 2013 will be treated as “qualified dividend income” and will therefore be taxed at rates applicable to long-term capital gains, provided that the U.S. Holder meets certain holding period and other requirements with respect to its Units. It is unclear whether any legislation will be enacted that would extend this treatment to taxable years beginning on or after January 1, 2013. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Dividends distributed by the Trust to a corporate U.S. Holders will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Trust. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate U.S. Holder fails to satisfy certain requirements, including a holding period requirement, with respect to its Units.

The Trust intends to distribute its net capital gains at least annually. If, however, the Trust retains any net capital gains for reinvestment, it may elect to treat such net capital gains as having been distributed to its Unitholders. If the Trust makes such an election, each U.S. Holder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Trust on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such tax liability. In addition, each U.S. Holder will be entitled to increase the adjusted tax basis of its Units by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Trust will make this election if it retains all or a portion of its net capital gain for a taxable year.

Because the taxability of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of Units may be taxable, even though, as an economic matter, the distribution represents a return of the U.S. Holder’s initial investment.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Unitholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Trust and received by the Unitholders on December 31 of the year in which declared.

Sales and Redemptions of Units.  In general, upon the sale or other disposition of Units, a U.S. Holder will recognize gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or other disposition and the U.S. Holder’s adjusted tax basis in the relevant Units. Such gain or loss generally will be long-term gain capital gain or loss if the U.S. Holder’s holding period for the relevant Units is more than one year. Under current law, net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses recognized by a U.S. Holder on the sale or other disposition of Units held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Units. In addition, no loss will be allowed on a sale or other disposition of Units if the U.S. Holder acquires, or enters into a contract or option to acquire, Units within 30 days before or after such sale or other disposition.

In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

If a U.S. Holder receives an in-kind distribution in redemption of Units, the U.S. Holder will recognize gain or loss in an amount equal to the difference between (x) the aggregate fair market value, as of the redemption date, of the stocks and cash received in the redemption and (y) the U.S. Holder’s adjusted tax basis in the relevant Units. The U.S. Holder will generally have an initial tax basis in the distributed stocks equal to their respective fair market values as of the redemption date. The IRS may assert that any resulting loss may not be deducted on the ground that there has been no material change in the U.S. Holder’s economic position. The Trust will not recognize gain or loss for U.S. federal income tax purposes on an in-kind distribution of stocks.

Under U.S. Treasury regulations, if a U.S. Holder recognizes losses that equal or exceed an applicable threshold amount, the U.S. Holder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the U.S. Holder’s treatment of the loss is proper. Certain states may have similar disclosure requirements.

Portfolio Deposits.  Upon the transfer of a Portfolio Deposit to the Trust, a U.S. Holder will generally recognize gain or loss with respect to each stock included in the Portfolio Deposit in an amount equal to the difference, if any, between the amount realized with respect to such stock and the U.S. Holder’s basis in the stock. The amount realized with respect to each stock included in a Portfolio Deposit is determined by allocating among all of the stocks included in the Portfolio Deposit an amount equal to the fair market value of the Creation Units received (determined as of the date of transfer of the Portfolio Deposit) plus the amount of any cash received from the Trust, reduced by the amount of any cash that the U.S. Holder pays to the Trust. This allocation is made among such stocks in accordance with their relative fair market values as of the date of transfer of the Portfolio Deposit. The IRS may assert that any loss resulting from the transfer of a Portfolio Deposit to the Trust may not be deducted on the ground that there has been no material change in the economic position of the U.S. Holder. The Trust will not recognize gain or loss for U.S. federal income tax purposes on the issuance of Creation Units in exchange for Portfolio Deposits.

Backup Withholding and Information Returns; FATCA.  Payments on the Units and proceeds from a sale or other disposition of Units will generally be subject to information reporting. A U.S. Holder will be subject to backup withholding on all such amounts unless (i) the U.S. Holder is an exempt recipient or (ii) the U.S. Holder provides its correct taxpayer identification number (generally, on IRS Form W-9) and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle the U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Under FATCA (as defined in “— Tax Consequence to Non-U.S. Holders”), a 30% withholding tax will be imposed after December 31, 2013 on payments of U.S.-source dividends, and after December 31, 2014 on payments of gross proceeds of dispositions of property that can produce U.S.-source dividends, that are made to certain foreign entities. If a U.S. Holder does not provide appropriate certifications as to its status, payments to such U.S. Holder may be subject to this tax. A U.S. Holder would generally be able to credit this tax against its liability for U.S. federal income tax and, to the extent it exceeded that liability, to claim a refund.

Tax Consequences to Non-U.S. Holders

A “Non-U.S. Holder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of Units and is a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate. The discussion below does not apply to a Non-U.S. Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year or is an expatriate. Such Non-U.S. Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The U.S. federal income taxation of a Non-U.S. Holder depends on whether the income that the Non-U.S. Holder derives from the Trust is “effectively connected” with a trade or business that the Non-U.S. Holder conducts in the United States.

If the income that a Non-U.S. Holder derives from the Trust is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Holder, distributions of “investment company taxable income” to such Non-U.S. Holder will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). Provided that certain requirements are satisfied, however, this withholding tax will not be imposed on dividends paid by the Trust in its taxable years beginning before January 1, 2012 to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the Non-U.S. Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively). It is unclear whether any legislation will be enacted that would extend this exemption from withholding to the Trust’s taxable years beginning on or after January 1, 2012.

A Non-U.S. Holder whose income from the Trust is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains. In addition, such a Non-U.S. Holder will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a trade or business carried on by a Non-U.S. Holder in the United States, any distributions of

“investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax on a net income basis, at the rates applicable to U.S. Holders. If the Non-U.S. Holder is a corporation, it may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the Units. A Non-U.S. Holder may be subject to backup withholding on certain distributions in respect of the Units or on proceeds from a sale or other disposition of Units if such Non-U.S. Holder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Under Sections 1471 through 1474 of the Code (“FATCA”), a 30% withholding tax will be imposed on payments of U.S.-source dividends and the gross proceeds of dispositions of property that can produce U.S.-source dividends that are made to certain foreign entities (including financial intermediaries), unless the relevant foreign entity satisfies various U.S. information reporting and due diligence requirements and provides certain certifications and other information (generally relating to ownership by U.S. persons of interests in, or accounts with, those entities). The withholding agent will be required to report certain of the information to the IRS. This legislation will apply to payments of dividends made after December 31, 2013 and payments of gross proceeds made after December 31, 2014. A Non-U.S. Holder may be able to obtain a refund of the FATCA tax, provided that it files a tax return with the IRS and complies with other procedural requirements. Non-U.S. Holders should consult their tax advisors regarding the possible implications of this legislation on their investment in Units.

In order to qualify for the exemption from U.S. withholding tax on “interest-related dividends,” to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Trust distributions pursuant to an income tax treaty, a Non-U.S. Holder must generally deliver to the Trust a properly executed IRS form (generally, Form W-8BEN). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gains, any withholding taxes or any backup withholding, a Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

BENEFIT PLAN INVESTOR CONSIDERATIONS

In considering the advisability of an investment in Units, fiduciaries of pension, profit sharing or other tax-qualified retirement plans and funded welfare plans or entities whose underlying assets include “plan assets” within the meaning of the

Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (collectively, “Plans”) subject to the fiduciary responsibility requirements of ERISA, should consider whether an investment in Units (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of Units does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors and certain other investors not subject to ERISA, such as Keogh Plans, should consider that such arrangements may make only such investments as are authorized by the governing instruments and that IRAs, Keogh Plans and certain other types of arrangements are subject to the prohibited transaction rules of Section 4975 of the Code. Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law, which may include restrictions similar to ERISA and Section 4975 of the Code, on investments in Units and the considerations discussed above, to the extent such considerations apply. Each purchaser and transferee of a Unit who is subject to ERISA or Section 4975 of the Code or any similar laws will be deemed to have represented by its acquisition and holding of each Unit that its acquisition and holding of any Units does not give rise to a non-exempt prohibited transaction under ERISA, the Code or any similar law.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in Units by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the Investment Company Act of 1940. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in Units.

Each purchaser or transferee should consult legal counsel before purchasing the Units. Nothing herein shall be construed as a representation that an investment in the Units would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, an employee benefit plan subject to ERISA or Section 4975 of the Code or a similar law.

CONTINUOUS OFFERING OF UNITS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Units.

Because new Units can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution,” as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act of 1933. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent Units and sells the Units directly to its customers; or if it chooses to couple the creation of a supply of new Units with an active selling effort involving solicitation of secondary market demand for Units. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Units, whether or not participating in the distribution of Units, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act of 1933 is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Units that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act of 1933 will be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act of 1933. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act of 1933 is only available with respect to transactions on a national exchange.

The Sponsor intends to qualify Units in states selected by the Sponsor and through broker-dealers who are members of FINRA. Persons intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such person’s state of domicile or residence should consult their legal advisor regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

DIVIDEND REINVESTMENT SERVICE

No dividend reinvestment service is provided by the Trust. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer. Distributions in cash that are reinvested in additional Units through of a dividend reinvestment service, if offered by an investor’s broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of less than 0.17%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.17% of the Trust’s daily net asset value and such rate may be changed without notice.

Until further notice, the Sponsor has undertaken that it will not permit the ordinary operating expenses of the Trust, as calculated by the Trustee, to exceed an amount that is 0.18% per annum of the daily NAV of the Trust after taking into account any expense offset credits. To the extent the ordinary operating expenses of the Trust do exceed such 0.18% amount, the Sponsor will reimburse the Trust for, or assume, the excess. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.18% per annum level on any given day. For purposes of this undertaking, ordinary operating expenses of the Trust do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the Trust or the Trustee may be a party. The Sponsor may discontinue this undertaking or renew it for a specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods to keep Trust expenses at a level it believes to be attractive to investors. In any event, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.18% per annum.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue any voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Units (whether in Creation Units or otherwise);

(f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Units (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of Units during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to Dow Jones in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.20% per annum of the daily NAV of the Trust.

With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with the Marketing Agent, pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 0.06% to 0.10% of the NAV of the Trust, as shown below, depending on the NAV of the Trust, plus or minus the Adjustment Amount. The compensation is computed on each Business Day based on the NAV of the Trust on such day, and the amount thereof is accrued daily and paid quarterly. To the extent that the amount of the Trustee’s compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. Notwithstanding the fee schedule set forth in the table below, in the fourth year of the Trust’s operation and in subsequent years, the Trustee shall be paid a minimum fee of $400,000 per annum as adjusted by the CPI-U to take effect at the beginning of the fourth year and each year thereafter. To the extent that the amount of the Trustee’s compensation, prior to any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee also may waive all or a portion of such fee.

Trustee Fee Scale

Fee as a Percentage of
Net Asset Value of the Trust	Net Asset Value of the Trust

$0 – $499,999,999	0.10% per annum plus or minus the Adjustment Amount*
$500,000,000 – $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount*
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount*

*	The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated.

As of October 31, 2011, and as of December 31, 2011, the NAV of the Trust was $11,080,664,259 and $10,818,031,479, respectively. No representation is made as to the actual NAV of the Trust on any future date as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities or to creations or redemptions made in the future.

The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee’s fee for the following quarter. The “Adjustment Amount” is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee’s fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust** or (b) increase the Trustee’s fee by the amount that the Transaction Fee (plus additional amounts paid in connection with creations or redemptions outside the Clearing Process) paid on creations or redemptions falls short of the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust’s expenses for such quarter, any remaining excess is retained by the Trustee as part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee’s

 ** The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors.

VALUATION

The NAV of the Trust is computed as of the Evaluation Time, as shown under “Summary—Essential Information as of October 31, 2011,” on each Business Day. The NAV of the Trust on a per Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding Units. For the most recent NAV information, please go to www.spdrs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor or, if there is no such appropriate closing sale price on such exchange, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

ADMINISTRATION OF THE TRUST

Distributions to Beneficial Owners

The regular monthly ex-dividend date for Units is the third (3rd) Friday in each calendar month, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second (2nd) Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the monthly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such monthly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the

Monday preceding the third (3rd) Friday of the next calendar month or the next subsequent Business Day if such Monday is not a Business Day (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to continue to be subject to tax as a RIC under the Code and to avoid U.S. federal excise tax would consist of (a) an increase in the distribution scheduled for January to include any amount by which the Trust’s estimated “investment company taxable income” and net capital gains for a year exceeded the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax and (b) a distribution soon after the actual annual “investment company taxable income” and net capital gain of the Trust have been computed, of the amount, if any, by which such actual income and gain exceeds the distributions already made. The NAV of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee typically has to sell an approximately equal number of shares of each of the Portfolio Securities sufficient to produce the cash required to make such additional distributions.

The Trustee may declare special dividends if such action is necessary or advisable to preserve the status of the Trust as a RIC or to avoid imposition of income or excise taxes on undistributed income. In addition, the Trust may vary the frequency with which periodic distributions are made (e.g., from monthly to quarterly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to RICs or would otherwise be advantageous to the Trust. The Trustee may also change the regular ex-dividend date for Units to another date within the month or the quarter if the Sponsor and the Trustee determine that such a change would be advantageous to the Trust. Notice of any such variance or change will be provided to Beneficial Owners via DTC and the DTC Participants.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the NAV of the Trust.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants.

The settlement date for the creation of Units or the purchase of Units in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

Statements to Beneficial Owners; Annual Reports

With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per Unit.

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of Units at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

Rights of Beneficial Owners

Beneficial Owners may sell Units in the secondary market, but must accumulate enough Units to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Beneficial Owners will not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by Dow Jones in its method of determining the DJIA. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Units to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners, although the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Units if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee receives from DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding Units. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds Units, and provides each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U. This adjustment is to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the last month of the preceding fiscal year.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Trust Units; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Trust Units, or if the Trustee is no longer a participant in NSCC; (d) if Dow Jones ceases publishing the DJIA; (e) if the License Agreement is terminated; or (f) if Trust Units are delisted from the Exchange. The Trust will also terminate by its terms on the Termination Date.

The Trust will terminate if either the Sponsor or the Trustee resigns or is removed and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

Prior written notice of the termination of the Trust must be given to all Beneficial Owners at least twenty (20) days before termination of the Trust. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Trust Units (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Units held, and the date upon which the books of the Trust will be closed. The notice must further state that, as of the date thereof and thereafter, the Trust will accept neither requests to create additional Creation Units nor Portfolio Deposits, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Trust’s termination date, the Trustee will, subject to any applicable provisions of law, use its best efforts to sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee will not be liable or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities, or the collapse of the economy. The Trustee will deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed.

Trust Units not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of Trust Units required.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Euronext, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Euronext following the acquisition by NYSE Euronext of the American Stock Exchange LLC and all of its subsidiaries. NYSE Euronext is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Units to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Units within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee of such failure, or resigns, or if the Sponsor is adjudged bankrupt or insolvent, or a receiver of the Sponsor or of its property is appointed, or a trustee or liquidator or any public officer takes charge or control of the Sponsor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or terminate the Trust Agreement and liquidate the Trust. Upon the Trustee’s and a successor Sponsor’s execution of an instrument of appointment and assumption, the successor Sponsor would succeed to all of the rights, powers, duties and obligations of the original Sponsor. A successor Sponsor shall not be under any liability under the Trust Agreement for occurrences or omissions prior to the execution of such instrument. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable, but not exceeding the amounts prescribed by the SEC.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The Trustee shall terminate the Trust Agreement and liquidate the Trust if, within sixty (60) days following the date on which a notice of resignation was delivered by the Sponsor, a successor Sponsor has not been appointed or the Trustee has not agreed to act as Sponsor.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Units for taking or refraining from taking any action in good faith, or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the purchase or sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, shareholders, officers, employees, subsidiaries and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party arising out of or in connection with the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

TRUSTEE

The Trustee is a bank and trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Lincoln Street, Boston, Massachusetts 02111. The Trustee’s Internal Revenue Service Employer Identification Number is 04-1867445. The Trustee is subject to supervision and examination by the Federal Reserve as well as by the Massachusetts Commissioner of Banks, the Federal Deposit Insurance Corporation, and the regulatory authorities of those states and countries in which a branch of the Trustee is located.

Information regarding Cash Redemption Payment amounts, number of outstanding Trust Units and Transaction Fees may be obtained from the Trustee toll-free at 1-800-545-4189. Complete copies of the Trust Agreement and a list of the parties that have executed a Participant Agreement may be obtained from the Trustee’s principal office.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning Units for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the acceptance of the appointment as Trustee for the Trust by the successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts promptly to appoint a successor Trustee in the manner and meeting the qualifications provided in the Trust Agreement. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trustee shall terminate the Trust Agreement and liquidate the Trust.

If the Trustee becomes incapable of acting as such, or fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not be cured within fifteen (15) Business Days following receipt of notice from the Sponsor of such failure, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed, or a trustee or liquidator or any public officer takes charge or control of such Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such appointment of a successor Trustee via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance and acknowledgment of an instrument accepting appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a bank, trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profits of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding Units may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above and in the Trust Agreement.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in good faith reliance on properly executed documents or for the disposition of monies or securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

LEGAL OPINION

The legality of the Trust Units offered hereby has been passed upon by Davis Polk & Wardwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The financial statements as of October 31, 2011 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 125 High Street, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust has adopted a code of ethics in compliance with Rule 17j-1 requirements under the Investment Company Act of 1940. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the SEC’s Internet site at http:/www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.

DAILY TRUST TRADING INFORMATION

The Sponsor makes available daily a list of the names and the required number of shares of each of the securities in the current Portfolio Deposit. The Sponsor also intends to make available (a) on a daily basis, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding Unit, and (b) every 15 seconds throughout the trading day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value may include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Intra-day information will be available with respect to trades and quotes and underlying trading values will be published every 15 seconds throughout the trading day. Information with respect to net asset value, net accumulated dividend, final dividend amount to be paid, shares outstanding, estimated cash amount and total cash amount per Creation Unit will be available daily prior to the opening of trading on the Exchange.

INFORMATION AND COMPARISONS RELATING TO TRUST,
SECONDARY MARKET TRADING, NET ASSET SIZE, PERFORMANCE AND TAX TREATMENT

Information regarding various aspects of the Trust, including the net asset value thereof, as well as the secondary market trading, the performance and the tax treatment of Trust Units, may be included from time to time in advertisements, sales literature and other communications and in reports to current or prospective Beneficial Owners. Any such performance-related information will reflect only past performance of Trust Units, and no guarantees can be made of future results.

Information may be provided to investors regarding the ability to engage in short sales of Trust Units. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow before effecting the sale. Institutional investors may be advised that lending their Trust Units to short sellers may generate stock loan credits that may supplement the return they can earn from an investment in Trust Units. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend Trust Units. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

In addition, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with Trust Units. Both conventional mutual funds and the Trust may be required to recognize capital gains incurred as a result of adjustments to the composition of the DJIA and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions (“net redemptions”) and has insufficient cash available to fund such net redemptions, such mutual fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for Trust Units typically does not involve selling the portfolio stocks. Instead, the Trust delivers the actual portfolio of stocks in an in-kind exchange to any person redeeming Trust Units in Creation Unit size aggregations. While this in-kind exchange is a taxable transaction to the redeeming Unitholder (usually a broker/dealer), it generally does not constitute a taxable transaction at the Trust level and, consequently, there is no realization of taxable gain or loss by the Trust with respect to such in-kind redemptions. In a period of market appreciation of the DJIA and, consequently, appreciation of the portfolio stocks held in the Trust, this in-kind redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the Trust level. Although the same result would apply to conventional mutual funds utilizing an in-kind redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks in kind are limited in most mutual funds.

Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund’s portfolio. In contrast, the in-kind redemption mechanism of Trust Units may make them more tax-efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, this in-kind redemption feature tends to lower the amount of annual net capital gains distributions to Unitholders as compared to their conventional mutual fund counterparts. Since Unitholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the smaller will be the Unitholders’ tax liability. To the extent that the Trust is not required to recognize capital gains, a Unitholder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the Trust terminates. If such Unitholder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

One important difference between Trust Units and conventional mutual fund shares is that Trust Units are available for purchase or sale on an intraday basis on the Exchange. An investor who buys shares in a conventional mutual fund will buy or sell shares at a price at or related to the closing NAV per share, as determined by the fund. In contrast, Trust Units are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationship of Trust Units closing prices to NAV for the period 1/20/98 (the first trading date of the Trust) through 12/31/11, the distribution relationships of high, low and closing prices over the same period, and distribution of bid/ask spreads for 2011. These tables should help investors evaluate some of the advantages and disadvantages of Trust Units relative to funds sold and redeemed at prices related to closing NAV. Specifically, the tables illustrate in an approximate way the risks of buying or selling Trust Units at prices less favorable than closing NAV and, correspondingly, the opportunities to buy or sell at prices more favorable than closing NAV.

The investor may wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the table immediately below illustrates the distribution of percentage ranges between the high and the low price each day and between each extreme daily value and the closing NAV for all trading days from 1/20/98 through 12/31/11. The investor may wish to compare these ranges with the average bid/ask spread on Trust Units and add any commissions charged by a broker. The trading ranges for this period will not necessarily be typical of trading ranges in future years and the bid/ask spread on Trust Units may vary materially over time and may be significantly greater at times in the future. There is some evidence, for example, that the bid/ask spread will widen in markets that are more volatile and narrow when markets are less volatile. Consequently, the investor should expect wider bid/ask spreads to be associated with wider daily spread ranges.

Daily Percentage Price Ranges: Average and Frequency Distribution for
Dow Jones Industrial Average and SPDR DJIA Trust:
Highs and Lows vs. Close*
(From Inception of Trading through 12/31/11)

Dow Jones Industrial Average

	Daily % Price Range		Intraday High Value Above Closing Value		Intraday Low Value Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total

0 — 0.25%	1	0.03%	1157	32.94%	875	24.91%
0.25 — 0.5%	151	4.30%	699	19.90%	764	21.75%
0.5 — 1.0%	1033	29.41%	805	22.92%	940	26.77%
1.0 — 1.5%	997	28.39%	382	10.88%	463	13.18%
1.5 — 2.0%	618	17.60%	217	6.18%	214	6.09%
2.0 — 2.5%	307	8.74%	115	3.27%	121	3.45%
2.5 — 3.0%	179	5.10%	54	1.54%	55	1.57%
3.0 — 3.5%	81	2.31%	31	0.88%	30	0.85%
> 3.5%	145	4.13%	52	1.48%	50	1.42%

Total	3512	100%	3512	100%	3512	100%

Average Daily Range: 1.5167%

SPDR DJIA TRUST

			Intraday High Value		Intraday Low Value
	Daily % Price Range		Above Closing Value		Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total

0 — 0.25%	4	0.11%	1146	32.63%	842	23.97%
0.25 — 0.5%	185	5.27%	751	21.38%	797	22.69%
0.5 — 1.0%	1080	30.75%	799	22.75%	1018	28.99%
1.0 — 1.5%	1023	29.13%	391	11.13%	451	12.84%
1.5 — 2.0%	553	15.75%	203	5.78%	191	5.44%
2.0 — 2.5%	305	8.68%	105	2.99%	79	2.25%
2.5 — 3.0%	156	4.44%	46	1.31%	67	1.91%
3.0 — 3.5%	78	2.22%	28	0.80%	21	0.60%
> 3.5%	128	3.64%	43	1.22%	46	1.31%

Total	3512	100%	3512	100%	3512	100%

Average Daily Range: 1.4629%

 * Source: Bloomberg

Frequency Distribution of Discounts and Premiums for the SPDR DJIA Trust: Closing Price vs. Net Asset Value (NAV) as of 12/31/11(1)(2)

		Calendar	Calendar	Calendar	Calendar		From
		Quarter	Quarter	Quarter	Quarter	Calendar	1/20/1998
		Ending	Ending	Ending	Ending	Year	Through
Range		3/31/2011	6/30/2011	9/30/2011	12/31/2011	2011	12/31/2011
> 200	Days	—	—	—	—	—	0

Basis Points	%	—	—	—	—	—	0.0%

150 — 200	Days	—	—	—	—	—	0

Basis Points	%	—	—	—	—	—	0.0%

100 — 150	Days	—	—	—	—	—	5

Basis Points	%	—	—	—	—	—	0.1%

50 — 100	Days	—	—	—	—	—	21

Basis Points	%	—	—	—	—	—	0.6%

25 — 50	Days	—	—	—	—	—	163

Basis Points	%	—	—	—	—	—	4.6%

0 — 25	Days	28	33	33	36	130	1591

Basis Points	%	45.2%	52.4%	51.6%	57.1%	51.6%	45.3%

Total Days	Days	28	33	33	36	130	1780

at Premium	%	45.2%	52.4%	51.6%	57.1%	51.6%	50.7%

Closing Price	Days	0	0	0	0	0	61

Equal to NAV	%	0.0%	0.0%	0.0%	0.0%	0.0%	1.7%

Total Days	Days	34	30	31	27	122	1671

at Discount	%	54.8%	47.6%	48.4%	42.9%	48.4%	47.6%

0 — −25	Days	34	30	31	27	122	1481

Basis Points	%	54.8%	47.6%	48.4%	42.9%	48.4%	42.2%

−25 — −50	Days	—	—	—	—	—	160

Basis Points	%	—	—	—	—	—	4.6%

−50 — −100	Days	—	—	—	—	—	25

Basis Points	%	—	—	—	—	—	0.7%

−100 — −150	Days	—	—	—	—	—	3

Basis Points	%	—	—	—	—	—	0.1%

−150 — −200	Days	—	—	—	—	—	1

Basis Points	%	—	—	—	—	—	0.0%

< −200	Days	—	—	—	—	—	1

Basis Points	%	—	—	—	—	—	0.0%

Close was within 0.25% of NAV better than 89% of the time from January 20, 1998 (the first day of trading on the AMEX) through December 31, 2011.

Source: NYSE Euronext

Frequency Distribution of Discounts and Premiums for the SPDR DJIA Trust:
Bid/Ask Price vs. Net Asset Value (NAV) as of 12/31/11(1)(2)

		Calendar	Calendar	Calendar	Calendar		From
		Quarter	Quarter	Quarter	Quarter	Calendar	1/20/1998
		Ending	Ending	Ending	Ending	Year	Through
Range		3/31/2011	6/30/2011	9/30/2011	12/31/2011	2011	12/31/2011
> 200	Days	—	—	—	—	—	2

Basis Points	%	—	—	—	—	—	0.1%

150 — 200	Days	—	—	—	—	—	0

Basis Points	%	—	—	—	—	—	0.0%

100 — 150	Days	—	—	—	—	—	3

Basis Points	%	—	—	—	—	—	0.1%

50 — 100	Days	—	—	—	1	1	12

Basis Points	%	—	—	—	1.6%	0.4%	0.3%

25 — 50	Days	—	—	—	0	0	117

Basis Points	%	—	—	—	0.0%	0.0%	3.3%

0 — 25	Days	26	30	32	35	123	1600

Basis Points	%	41.9%	47.6%	50.0%	55.6%	48.8%	45.6%

Total Days	Days	26	30	32	36	124	1734

at Premium	%	41.9%	47.6%	50.0%	57.1%	49.2%	49.4%

Closing Price	Days	0	0	0	0	0	73

Equal to NAV	%	0.0%	0.0%	0.0%	0.0%	0.0%	2.1%

Total Days	Days	36	33	32	27	128	1705

at Discount	%	58.1%	52.4%	50.0%	42.9%	50.8%	48.5%

0 — −25	Days	36	33	32	27	128	1588

Basis Points	%	58.1%	52.4%	50.0%	42.9%	50.8%	45.2%

−25 — −50	Days	—	—	—	—	—	98

Basis Points	%	—	—	—	—	—	2.8%

−50 — −100	Days	—	—	—	—	—	17

Basis Points	%	—	—	—	—	—	0.5%

−100 — −150	Days	—	—	—	—	—	0

Basis Points	%	—	—	—	—	—	0.0%

−150 — −200	Days	—	—	—	—	—	0

Basis Points	%	—	—	—	—	—	0.0%

<−200	Days	—	—	—	—	—	2

Basis Points	%	—	—	—	—	—	0.1%

Close was within 0.25% of NAV better than 92% of the time from January 20, 1998 (the first day of trading on the AMEX) through December 31, 2011.

Source: NYSE Euronext

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)
as of 12/31/11*

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the Dow Jones Industrial Average. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return

	1 Year	5 Year	10 Year

SPDR DJIA Trust
Trust Return Based on NAV(2)(3)(4)	8.18%	11.60%	53.70%
Return Based on Bid/Ask Price(2)(3)(4)	8.06%	11.50%	54.47%
Dow Jones Industrial Average	8.38%	12.41%	56.29%

Average Annual Total Return

	1 Year	5 Year	10 Year

SPDR DJIA Trust
Trust Return Based on NAV(2)(3)(4)(5)	8.18%	2.22%	4.39%
Return Based on Bid/Ask Price(2)(3)(4)(5)	8.06%	2.20%	4.44%
Dow Jones Industrial Average	8.38%	2.37%	4.57%

(1)	Currently, the Bid/Ask Price is calculated based on the best bid and best offer on NYSE Arca at 4:00 p.m. From November 6, 2008 to April 3, 2001, the Bid/Ask Price was calculated based on the best bid and the best offer on NYSE Amex US (formerly the American Stock Exchange) at 4:00 pm.

(2)	Total return figures have been calculated in the manner described above in “Highlights—Bar Chart and Table.”

(3)	Includes all applicable ordinary operating expenses set forth above in “Highlights—Expenses of the Trust.”

(4)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in “Highlights—A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units.” If these amounts were reflected, returns would be less than those shown.

(5)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in “Highlights—Brokerage Commissions on Units.” If these amounts were reflected, returns would be less than those shown.

*	Source: NYSE Euronext and State Street Bank & Trust Company

GLOSSARY

Page

“10 Basis Point Limit”	9
“Additional Cash Deposit”	34
“Adjustment Amount”	64
“Adjustment Day”	44
“Authorized Participant”	4
“Balancing Amount”	45
“Bar Chart”	7
“Beneficial Owners”	36
“Business Day”	3
“Cash Component”	5
“Cash Redemption Payment”	39
“Clearing Process”	5
“Closing Time”	34
“CNS”	5
“Code”	10
“Committee”	21
“Creation Units”	4
“Depository Agreement”	37
“Distributor”	4
“Dividend Equivalent Payment”	5
“Dividend Payment Date”	66
“DJIA”	3
“Dow Jones”	i
“DTC”	5
“DTCC”	33
“DTCC Shares”	33
“DTC Cut-Off Time”	41
“DTC Participant”	5
“ERISA”	60
“ETF”	32
“Evaluation Time”	1
“Excess Cash Amounts”	39
“Ex-Dividend Date”	65
“Exchange”	4
“FATCA”	59
“FINRA”	6
“Index Securities”	3
“Indirect Participants”	36
“Initial Date of Deposit”	2
“IRA”	60
“IRS”	55
“License Agreement”	49
“Marketing Agent”	26
“NAV”	3
“NAV Amount”	44
“Non-U.S. Holder”	58
“NSCC”	5
“NSCC Business Day”	14
“NYSE”	3
“NYSE Alternext US”	51
“NYSE Amex”	51
“NYSE Arca”	4
“Participant Agreement”	5
“Participating Party”	5
“Plans”	60
“Portfolio”	3
“Portfolio Deposit”	5
“Portfolio Deposit Amount”	45
“Portfolio Securities”	3
“Qualifying RIC Income”	54
“Record Date”	65
“Request Day”	44
“RIC”	10
“S&P”	i
“SEC”	5
“SPDR”	i
“Sponsor”	3
“SSGM”	25
“Table”	7
“Transaction Fee”	9
“Transmittal Date”	32
“Trust”	3
“Trust Agreement”	3
“Trustee”	3
“Trust Units”	3
“Unitholders”	23
“Units”	3
“U.S. Holder”	53

SPDR DOW JONES INDUSTRIAL
AVERAGE ETF TRUST
(“SPDR DJIA TRUST”)

SPONSOR:
PDR SERVICES LLC

This Prospectus does not include all of the information with respect to the SPDR DJIA Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 333-31247) and

•	Investment Company Act of 1940 (File No. 811-9170).

To obtain copies from the SEC at prescribed rates —
WRITE: Public Reference Section of the SEC
100 F Street N.E., Washington, D.C. 20549
CALL: 1-800-SEC-0330
VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about the SPDR DJIA Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering SPDR DJIA Trust. While this Prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated February 22, 2012	SPDRDIATRUST